Registration filing date:
Registration No. 333-239752
April 7, 2023
811-08904

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

Form N-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 7	☒
and
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 251	☒

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III
(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
(Name of Depositor)
51 Madison Avenue
New York, New York 10010
(Address of Depositor’s Principal Executive Office)
Depositor’s Telephone Number: (212) 576-7000
Laura M. Bramson, Esq.
New York Life Insurance and Annuity Corporation
44 S. Broadway
White Plains, NY 10601
(Name and Address of Agent for Service)

Copy to:
Chip Lunde, Esq. Willkie Farr & Gallagher LLP 1875 K Street, N.W. Washington, DC 20006-1238	Charles A. Whites, Jr., Esq. Vice President and Associate General Counsel New York Life Insurance Company 51 Madison Avenue New York, NY 10010

Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2023 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.
Title of Securities Being Registered:
Units of interest in a separate account under a variable annuity contract.

PROSPECTUS Dated May 1, 2023
for
New York Life IndexFlex Variable Annuity

New York Life IndexFlex Variable Annuity - FP Series
From
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-III
This Prospectus describes the individual modified single premium New York Life IndexFlex Variable Annuity and the New York Life IndexFlex Variable Annuity – FP Series policies. Each is a variable deferred annuity policy with variable, fixed index-linked and fixed investment options, issued by New York Life Insurance and Annuity Corporation (NYLIAC). The New York Life IndexFlex Variable Annuity is sold by registered representatives of NYLIFE Securities LLC. The New York Life IndexFlex Variable Annuity- FP Series is sold by registered representatives of third-party broker-dealers that have selling agreements with NYLIFE Distributors LLC. The policies are substantially similar, but have some differences, which are noted in this prospectus. Capitalized terms are defined in the Definitions section of this prospectus.
We designed the policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer access to your money through partial withdrawals. Withdrawals, including full surrenders, may be subject to a surrender charge, federal and state income taxes, and/or a 10% federal penalty tax if withdrawn before age 59½. The policies also offer a choice of when Income Payments begin and a guaranteed death benefit if the Owner dies before Income Payments have begun. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment.
If you are a new investor in the policy, you may cancel your policy within 10 days of delivery of the policy without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either (i) a full refund of the amount you paid with your application, or (ii) your policy value (Accumulation Value). You should review this Prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply.
Your premium payments accumulate on a tax–deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among the Investment Divisions, Index-linked Strategies, and a Fixed Account. Each Investment Division invests in a corresponding Portfolio. The Portfolios are listed in APPENDIX 1.
The policies involve risks, including potential loss of principal invested in the Investment Divisions. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.
We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.
If you allocate your premium payment to an Index-linked Strategy, you receive annual returns based on the performance of an index over the course of a one-year period. The currently available indexes are the Standard and Poor’s 500® Index (Price Return Index) and the Russell 2000® Index (Price Return Index). The indexes do not reflect dividends paid by the companies whose stocks make up the indexes.
Unlike the Investment Divisions, the Index-linked Strategies do not involve an indirect investment by you in any underlying fund, and do not participate directly in the equity market. Instead, we calculate how much interest to credit based on the performance of the index and interest crediting method you choose, from the first to the last day of the one-year investment period (“Segment”). If index performance is negative, we will credit no interest for that Segment, but your investment will not lose value. The Index-linked Account Accumulation Value can change, based on the performance of the index you choose, but you cannot lose money on an amount invested in the Index-linked Account. Please note: We reserve the right to change or discontinue an index, or stop offering an index or interest crediting method, and to substitute a comparable index or interest crediting method for any reason, subject to state regulatory approval. We will notify you before any such substitution.
The policy also offers a Fixed Account, which credits interest at a rate that NYLIAC determines.
The obligations under the policies, including those arising from investments in the Index-linked Strategies and the Fixed Account, are obligations of NYLIAC, and are subject to the financial strength and claims-paying ability of NYLIAC.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC staff and is available at www.Investor.gov.

i

Page
Financial Statements	62
Appendix 1	1-1
Portfolios Available Under the Policy	1-1
Appendix 2	2-1
Disclosures about the Indexes	2-1
Appendix 3	3-1
State Variations	3-1
ii

Definitions

Accumulation Unit— An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.
Accumulation Value— The sum of the Variable Accumulation Value, the Index-linked Account Accumulation Value and the Fixed Account Accumulation Value of a policy.
Allocation Options— The Investment Divisions, the Index-linked Strategies and the Fixed Account.
Annuitant— The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments.
Annuity Commencement Date— The date on which we are to make the first Income Payment under the policy, which cannot be later than the date you attain age 115.
Base Contract Charge— Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).
Beneficiary or beneficiary— The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).
Business Day— Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.
Cap Rate— The percentage used to calculate the maximum Index-linked Credit that can be applied to a Segment that uses the Cap Rate Interest Crediting Method. The Cap Rates for the Initial Term Index-linked Strategies are in your policy’s Data Pages. We set Cap Rates for Recurring Term Index-linked Strategies periodically.
Cap Rate Method— An Interest Crediting Method that applies an Index-linked Credit equal to the Index Performance, if the Index Performance is positive, not to exceed the Cap Rate. If the Index Performance is zero or negative, no Index-linked Credit is applied.
Code— The Internal Revenue Code of 1986, as amended.
Consideration— A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division.
Eligible Designated Beneficiary— Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
Fixed Account— An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The benefits payable under the Fixed Account (including principal and interest) are payable from NYLIAC’s general account and are subject to the claims-paying ability of NYLIAC.
Fixed Account Accumulation Value— The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The cash surrender value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Flat Rate– The percentage used to calculate the Index-linked Credit applied to a Segment that uses the Flat Rate Method. Flat Rates for the Initial Term Index-linked Strategies are set forth in your policy’s Data Pages. We set Flat Rates for Recurring Term Index-linked Strategies periodically.
Flat Rate Method– An Interest Crediting Method that applies an Index-linked Credit equal to the Flat Rate if the Index Performance is equal to or greater than zero. If Index Performance is negative, no Index-linked Credit is applied.
Fund– A mutual fund that has multiple series or Portfolios.
Good Order— Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it complies with our administrative procedures and is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction or complete the transaction and that it complies with all relevant laws and regulations. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing or by other means we then permit (such as by telephone or electronic transmission), along with all forms and other information or documentation necessary to complete the request.
Income Payments— Periodic payments NYLIAC makes after the Annuity Commencement Date.
Index (indices or Indexes)— The securities index (indices or indexes) the performance of which is used in determining the Index-linked Credit on the Segment Maturity Date. For each allocation to the Index-linked Account, you choose an Index and an Interest Crediting Method.
Index-linked Account— An account offering investments in one or more Index-linked Strategies. The Index-linked Account is not part of the Separate Account. The Index-linked Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.
Index-linked Account Accumulation Value— The sum of the Premium Payment and transfers allocated to the Index-linked Account, plus interest credited on those amounts, less any transfers and partial withdrawals from the Index-linked Account, and less any surrender charges assessed on and deducted from the Index-linked Account.
Index-linked Credit— The amount we may credit to a Segment in the Index-linked Account, as a percentage of the Segment Value on the Segment Maturity Date. The Index-linked Credit is determined by the Interest Crediting Method and Index you choose.
Index-linked Strategy(ies)— The Allocation Options in the Index-linked Account, consisting of Initial Term Strategies and Recurring Term Strategies.
Index Performance— The percentage change in the Index Value measured from the Segment Start Date to any day, including the Segment Maturity Date. Index Performance can be positive, zero or negative.
Index Value— On each Business Day, Index Value is the published closing value of an Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the next Business Day. The Index Value does not include dividends paid by the companies issuing the stocks comprising the Index.
Initial Term Strategies— Index-linked Account Allocation Options, available only when you purchase your policy, made up of a series of Segments with the same Interest Crediting Method, Index, and Cap Rate or Flat Rate. The number of Segments in an Initial Term Strategy is the same as the number of years in the Surrender Charge Period.
Interest Crediting Method— The method for determining the amount of interest, if any, that will be used to calculate the Index-linked Credit. Currently we offer two methods, the Cap Rate Method and the Flat Rate Method. We may offer other Interest Crediting Methods or stop offering currently available Interest Crediting Methods for new Segments in the future.
Investment Division— The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.
Life Income – Guaranteed Period Payment Option– The default Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10-year period has expired.
M&E Charge— Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”
New York Life Annuities Service Center— The New York Life Annuities Service Center provides service for New York Life IndexFlex Variable Annuity – FP Series policies.
Non–Qualified Policies— Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 408, and 408A of the Code. Non–Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Nonforfeiture Rate— The rate used to calculate the Fixed Account and Index-linked Account Nonforfeiture Values as shown on the Policy Data Page.

Nonforfeiture Value— The total Nonforfeiture value is equal to the sum of the Nonforfeiture Value of the Fixed Account and the Index-linked Account (“Non-Variable Accounts”). For each Non-Variable Account, the Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to that Account, accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from that Account and adjusted for transfers to or from another Non-Variable Account on the date of withdrawal or transfer, accumulating at the Nonforfeiture Rate since the date of withdrawal or transfer. This definition is different for policies issued in New York. For more information, see Appendix 3.
NYLIAC, we, our or us— New York Life Insurance and Annuity Corporation.
Owner (you, your)— The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.
Payee— The individual designated to receive Income Payments under the policy.
Policy Anniversary— An anniversary of the Policy Date shown on the Policy Data Page.
Policy Data Page— Page 2 of the policy which contains the policy specifications.
Policy Date— The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.
Policy Year— A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.
Portfolios— The mutual fund portfolios in which the corresponding Investment Divisions invest.
Proportional Withdrawals— An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the amount of the Premium Payment reduced by any previous Proportional Withdrawals. In your Policy Form, a Proportional Withdrawal is called a Return of Premium Death Benefit Proportional Withdrawal.
Qualified Policies— Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Return of Premium Death Benefit— The premium payment under this policy reduced by any Proportional Withdrawals.
Recurring Term Strategies— Index-linked Account Allocation Options each consisting of one Segment, with an Interest Crediting Method and Index that you choose, and the Cap Rate or Flat Rate in effect as of the Segment Start Date.
Sales Standards— The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
Segment— The unit of investment for the Index-linked Account, each lasting for a one-year period during which Index Performance is measured. Your Accumulation in the Index-linked Account consists of Segments.
Segment Maturity Date— The last day of a Segment.
Segment Start Date— The first day of a Segment.
Segment Value— For each Segment, the Segment Value on the Segment Start Date is the amount in the Segment on the Segment Start Date. On any other date, the Segment Value is equal to the Segment Value as of the previous day reduced by any subsequent withdrawal, any surrender charge, and increased on the Segment Maturity Date by the amount of an Index-linked Credit, if any. If a Segment Start Date or Segment Maturity Date is not a Business Day, the Segment Value is determined on the next Business Day.
Separate Account— NYLIAC Variable Annuity Separate Account–III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.

Standard Death Benefit – The death benefit that comes standard under the base policy. It guarantees that your beneficiaries will receive the greater of: (i) your Accumulation Value; or (ii) the Return of Premium Death Benefit.
Surrender Charge Free Amount – You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount. This Surrender Charge Free Amount is the greater of: (a) 10% of your Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior free withdrawals during the Policy Year or; (b) 10% of your current Accumulation Value less any prior free withdrawals during the Policy Year, without a surrender charge.
Surrender Charge Period – The period during which a partial withdrawal or surrender could be subject to a surrender charge. The Surrender Charge Period for this policy is the first five, six or seven Policy Years, depending on the Surrender Charge Period you choose.
Variable Accumulation Value— The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.
VPSC— The Variable Products Service Center.

Important Information You Should Consider About The Policy

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawal
There are charges for early withdrawal for the first 5, 6, or 7 years you hold the policy, depending on whether you selected a 5, 6, or 7-year
Surrender Charge Period. If you withdraw more than the Surrender
Charge Free Amount from your policy during the Surrender Charge
Period you selected, you will be assessed a surrender charge. The maximum surrender charge is 8% of the amount withdrawn during the first two Policy Years, declining to 0% over the Surrender Charge
Period you selected. For example, if you make an early withdrawal within the first Policy Year, you could pay a surrender charge of up to
$8,000 on a $100,000 investment.
CHARGES AND DEDUCTIONS – Transaction Expenses – Surrender Charges
Transaction Charges
In addition to surrender charges, you may be charged for other transactions, such as when you transfer cash value between
investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction.
CHARGES AND DEDUCTIONS – Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
CHARGES AND DEDUCTIONS – Annual Policy Expenses; Annual Portfolio Expenses; Optional Benefit Expenses

ANNUAL FEE	Minimum	Maximum
Base contract[1] If you elect the 5 Year Surrender Charge period If you elect the 6 Year Surrender Charge Period If you elect the 7 Year Surrender Charge Period	1.30% 1.25% 1.20%	1.30% 1.25% 1.20%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
Investment options (Portfolio fees and expenses)[2]	0.39%	1.15%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
1 As a percentage of Accumulation Value in the Separate Account.
2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended
December 31, 2022. This range changes from year to year.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST: $1,480.93	HIGHEST ANNUAL COST $2,196.80

Assumes:
•Investment of $100,000 in the
Portfolios
•5% annual appreciation
•Least expensive combination of
Base Contract Charges, Portfolio
fees and expenses
•No sales charges
•No transfers or withdrawals

Assumes:
•Investment of $100,000 in the
Portfolios
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
Portfolio fees and expenses
•No sales charges
•No transfers or withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS
Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.
Surrender charges apply for up to 7 years following your premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.
PRINCIPAL RISKS
Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g.,Portfolios) and guaranteed options
(e.g., the Index-linked Account and the Fixed Account) you choose.
•Each variable investment option has its own unique risks.
•Investments in the Fixed Account and the Index-linked Account have their own unique risks.
•You cannot lose money on an investment in the Index-linked Account, but Index-linked Credits are not guaranteed.
•The Index-linked Credit, if any, on a Segment in the Index-linked
Account is limited by a Cap Rate or a Flat Rate, which means the return on your investment could be lower than if you had invested directly in a mutual fund or exchange traded fund designed to track the performance of the Index, and the performance is greater than the Cap Rate or Flat Rate.
•You should review the prospectuses for the available Portfolios, and the descriptions in this prospectus of the Index-linked Account and the Fixed Account, before making an investment decision.
PRINCIPAL RISKS
Insurance Company Risks
An investment in the policy is subject to the risks related to the
Depositor, including that any obligations under the Index-linked Account and the Fixed Account, as well as, guarantees and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from
NYLIAC by calling 1-800-598-2019 (for New York Life IndexFlex
Variable Annuity policies) or the New York Life Annuities Service
Center at (800) 762-6212 (for New York Life IndexFlex Variable Annuity
– FP Series policies).
PRINCIPAL RISKS

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•You can invest in Initial Term Strategies only when you purchase the
policy.Recurring Term Strategies are available beginning on the day after the policy issue date.
•We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.
•We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.
•We reserve the right to remove, close or substitute Portfolios as investment options that are available under the policy.
•You can transfer from an Investment Division and the Fixed Account to a Recurring Term Strategy in the Index-linked Account only twice a year.
•You cannot have more than 20 active Segments in your Policy at one time.
•You can make transfers out of a Segment to another investment option only on the Segment Maturity Date.
PRINCIPAL RISKS THE POLICIES—Policy Application and Premium Payments, Transfers and Limits on Transfers NYLIAC AND THE SEPARATE ACCOUNT— Additions, Deletions, or Substitutions of Investments
Optional Benefits
•Certain optional benefits are only available after your policy has been in force for at least one year.
•You are required to have a minimum Accumulation Value for some optional benefits. See “DESCRIPTION OF BENEFITS –Living Needs
Benefit/Unemployment Rider” and “DESCRIPTION OF BENEFITS –
Living Needs Benefit/Surrender Charge Reduction Rider” for more information.
•Certain optional benefits are not available if you have attained age 86 on the Policy date.
•We may modify or discontinue an optional benefit at any time.
DESCRIPTION OF BENEFITS
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.
•If you purchase the policy through a tax–qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.
•A premium payment that is made on a pre–tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 ½.
FEDERAL TAX MATTERS
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset–based
compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS

Exchanges
Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should only consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.
THE POLICIES – Tax–Free Section 1035 Exchanges

Overview Of The Policy

Q.
What policies are being offered?
A.
There are two policies offered through this prospectus: The New York Life IndexFlex Variable Annuity and the New York Life IndexFlex Variable Annuity – FP Series. These policies are substantially identical, except that they offer different riders, and are sold in different sales channels. The New York Life IndexFlex Variable Annuity is sold by registered representatives of NYLIFE Securities, an affiliate of NYLIAC. Each New York Life IndexFlex Variable Annuity policy includes a Living Needs Benefit/Unemployment Rider and a Home Health Care Rider. (The Home Health Care Rider is not available in California). New York Life IndexFlex Variable Annuity – FP Series policies are sold by registered representatives of independent broker-dealers that are not affiliated with NYLIAC. Each New York Life IndexFlex Variable Annuity – FP Series policy (other than those offered in California) includes a Living Needs Benefit Surrender Charge Reduction Rider.
Q.
What are the policies designed to do?
A.
The policies are designed to assist individuals with their long-term retirement planning or other long-term needs through investments in a variety of Allocation Options, which include variable, index-linked and guaranteed investments, during an accumulation (savings) phase of the policy. The policies also offer a death benefit to protect your designated Beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments(sometimes called annuity payments). The policies are only appropriate if you have a long investment time horizon. They are not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Q.
How do I accumulate assets in the policy and receive income from the policy?
A.
Your policy has two phases:
•
the accumulation (savings) phase, when your premium payment is invested in the Investment Divisions,Index-linked Account and Fixed Account, and
•
the annuity (income) phase, when we make Income Payments to you.
Accumulation (Savings) Phase
During the accumulation (savings) phase of the policy, you can allocate your premium payment among:
•
One or more Investment Divisions. Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns. A list of Portfolios is provided in APPENDIX 1: Portfolios Available Under the Policy;
•
a Fixed Account, which offers a guaranteed fixed interest rate for one–year periods; and
•
Index-linked Strategies, which offer an annual interest credit that is based on the performance of an Index over a one-year period called a Segment. If Index Performance is negative during a Segment, no interest will be credited, but you will not lose money. The Index-linked Strategies consist of Initial Term Strategies, which are available only at time of purchase, and Recurring Term Strategies, which are available, beginning the day after the Policy Issue Date, for transfer from the Investment Divisions, the Fixed Account or another Index-linked Strategy on its Segment Maturity Date.
•
Initial Term Strategies. Each Initial Term Strategy is made up of a series of Segments with the same Interest Crediting Method, Index, and Cap Rate or Flat Rate. The duration of an Initial Term Strategy equals the Surrender Charge Period you choose for the policy. The Cap Rates and Flat Rates for the Initial Term Strategies are in the Policy Data Pages.
•
Recurring Term Strategies. Each Recurring Term Strategy consists of one Segment with an Interest Crediting Method and Index, at the Cap or Flat Rate in effect for Recurring Term Strategies at the time of transfer. Recurring Term Strategies have a one-year duration.
•
Interest Crediting Methods. The currently available Interest Crediting Methods are the Cap Rate Method and the Flat Rate Method. The currently available Indexes are the S&P 500® Index (Price

Return Index) and the Russell 2000® Index (Price Return Index). The Indexes do not reflect dividends paid by the companies that make up the Indexes. As of the Segment Maturity Date, each Segment is eligible for an Index-linked Credit based on Index Performance from the Segment Start Date to the Segment Maturity Date. With the Cap Rate Method, the Index-linked Credit will use the Index Performance, if that Index Performance does not exceed the Cap Rate. If Index Performance exceeds the Cap Rate, the Index-linked Credit will use the Cap Rate. With the Flat Rate Interest Crediting Method, the Index-linked Credit will use the Flat Rate, if the Index Performance is zero or positive. With either Interest Crediting Method, if Index Performance is negative, the Index-linked Credit will be zero. The Index-linked Credit will be calculated as a percentage of Segment Value on the Segment Maturity Date and applied on the Segment Maturity Date. The Index-linked Credit will never be negative.
Annuity (Income) Phase
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant(s) or for a minimum of 10 years, even if the Annuitant dies sooner. This is called the Life Income– Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.
Please note that when you annuitize your policy and convert your Accumulation Value to Income Payments, you can no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy can remain invested in your Allocation Options and will continue to provide the opportunity to accumulate Accumulation Value on a tax-deferred basis. With partial annuitization, you will not be eligible for an Index-linked Credit on any amounts in the Index-linked Account that you convert to Income Payments. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Q.
What are the policy’s primary features and options?
Choice of Surrender Charge Period. When you purchase a policy, you choose the length of the period during which a surrender charge could be assessed for a partial withdrawal from or surrender of the policy. The choices are 5, 6, or 7 years. The Surrender Charge Period will affect the Base Contract Charges for any amounts you allocate to the Investment Divisions, as well as the number of years a Cap Rate or Flat Rate is guaranteed in an Initial Term Strategy in the Index-linked Account. When choosing a Surrender Charge Period, you should consider how you intend to use the policy, including whether you intend to invest in the Initial Term Strategies, how the Cap Rates and Flat Rates vary depending on the length of the Initial Term Strategies, how much you invest in the Initial Term Strategies relative to the Investment Divisions, the length of your investment horizon, and your possible need to make withdrawals that exceed the surrender charge free amount during the Surrender Charge Period. These and other factors will affect your potential policy performance and the fees you pay. Your registered representative can help you determine which Surrender Charge Period is appropriate for you.
Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time (through partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrendering the policy). See “ANNUITY PAYMENTS (THE INCOME PHASE— Annuity Commencement Date.” However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59-½, you may have to pay a surrender charge and/or taxes, including tax penalties (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”).
Transfers to and from the Index-linked Account. You can transfer from the Investment Divisions and the Fixed Account to a Recurring Term Strategy up to two times during a Policy Year, so long as a transfer would not create more than twenty active Segments in the Index-linked Account at one time. Multiple transfers on the same Business Day are counted as one transfer. You can transfer from an Initial Term Strategy or a Recurring Term Strategy to an Investment Division or the Fixed Account only as of a Segment Maturity Date. We reserve the right to limit the amount you can transfer out of the Index-linked Account at one-time (see “THE POLICIES – Transfers” for more information). You can also make transfers within the Index-linked Account, from any Initial Term Strategy or Recurring Term Strategy to a new Recurring Term Strategy, as of the Segment Maturity Date.

Tax treatment. Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.
Death benefit. Your policy includes a Standard Death Benefit that will pay your designated Beneficiary(ies) the greater of: (i) the Accumulation Value, or (ii) the Return of Premium Death Benefit, which consists of your premium payment, reduced by Proportional Withdrawals.
Living Needs Benefit/Unemployment Benefit. At no additional charge, we include a Living Needs Benefit/Unemployment Rider with all New York Life IndexFlex Variable Annuity policies. This benefit increases the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events relating to your health and employment status occur.
Living Needs Benefit Surrender Charge Reduction Benefit. At no additional charge, we include a Living Needs Benefit Surrender Charge Reduction Rider with all New York Life IndexFlex Variable Annuity – FP Series policies, other than policies issued in California. This benefit increases the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events relating to your health occur.
Home Health Care Benefit. At no additional charge, we include a Home Health Care Rider with New York Life IndexFlex Variable Annuity policies, other than those issued in California. This benefit increases the amount of a partial withdrawal or full surrender that is free of surrender charges (from 10 percent to 20 percent) if you begin receiving home health care services from a home health care provider, as recommended by a licensed physician.
Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy–related documents.

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals from, or surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender, or make withdrawals from the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.
Payment Year	1	2	3	4	5	6	7	8+
Surrender Charge (7-year Surrender Charge Period)	8.00%	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	0.00%
Surrender Charge (6-year Surrender Charge Period)	8.00%	8.00%	7.00%	6.00%	5.00%	4.00%	0.00%	0.00%
Surrender Charge (5-year Surrender Charge Period)	8.00%	8.00%	7.00%	6.00%	5.00%	0.00%	0.00%	0.00%

Other Transaction Charges	Guaranteed maximum fee	Current fee
Transfer Fee (charged for transfers in excess of 12 in a policy year)	$30	$0
Payments Returned for Insufficient Funds	$20	$0
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).
Annual Policy Expenses
Base Contract Charges(as a percentage of daily average Variable Accumulation Value)
Annual Fee	Minimum	Maximum
If you elect the 5 Year Surrender Charge Period If you elect the 6 Year Surrender Charge Period If you elect the 7 Year Surrender Charge Period	1.30% 1.25% 1.20%	1.30% 1.25% 1.20%
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1.

Annual Portfolio Expenses
	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.[1]
Before fee waivers and expense reimbursements	0.39%	1.15%
After fee waivers and expense reimbursements[2]	0.37%	1.01%
1
Shown as a percentage of average net assets for the fiscal year ended December 31, 2022.
2
Fee waivers and expense reimbursements are expected to continue through April 30, 2024 and may be terminated at any time thereafter at the option of the Portfolio company.
Example
This example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual policy expenses and Annual Portfolio Expenses.
This example assumes that you invest $100,000 in the policy for the time periods indicated. This example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of Base Contract Charges, Surrender Charges and Annual Portfolio Expenses, and no allocation to the Index-linked Account or the Fixed Account. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$9,947.28	$14,676.38	$18,575.67	$28,725.00
If you annuitize at the end of the applicable time period:	$9,947.28	$7,906.36	$13,502.32	$28,725.00
If you do not surrender your policy:	$2,572.50	$7,906.36	$13,502.32	$28,725.00

Principal Risks

This section is intended to summarize the principal risks of investing in the policy.
Poor Investment Performance.
Investment Divisions. You can lose money by investing in this policy, including loss of principal. An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Options you choose. You bear the risk of any decline in your policy’s value resulting from the performance of the Portfolios you have chosen. Amounts allocated to a Portfolio are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments. Each investment option (including the Fixed Account) has its own unique risks. For more information about the risks of investing in a particular Portfolio, see that Portfolio's prospectus, which can be found online at https://dfinview.com/NewYorkLife/TAHD/indexflex. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 (if you have a New York Life IndexFlex Variable Annuity Policy) or at 1-800-762-6212 (if you have a New York Life IndexFlex Variable Annuity – FP Series policy) or by sending an email request with your name and mailing address to IndexFlexProspectus@newyorklife.com for the New York Life IndexFlex Variable Annuity or IndexFlexFPProspectus@newyorklife.com for the New York Life IndexFlex Variable Annuity - FP Series. You should review the prospectuses for the available Portfolios before making an investment decision.
Index-linked Strategies. You cannot lose money on an investment in an Index-linked Strategy. However, if Index Performance is negative during a Segment, you will not receive an Index-linked Credit for that Segment. When you allocate to an Index-linked Strategy, you will not be investing in the Index you select, or in a mutual fund or exchange-traded fund that tracks that Index. The Index-linked Credit, if any, on a Segment in the Index-linked Account is limited by a Cap Rate or a Flat Rate, which means the return on your investment could be lower than if you had invested directly in a mutual fund or exchange traded fund designed to track the performance of the Index, and the performance is greater than the Cap Rate or Flat Rate.
Liquidity Risk. This policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges apply for up to seven years after your premium payment. They will reduce the value of your policy if you withdraw money during that time. If you need to make a withdrawal from a Segment in the Index-linked Account before the Segment Maturity Date, you will not receive an Index-linked Credit on the amount withdrawn. There may be adverse tax consequences if you make early withdrawals under the policy. The benefits of tax deferral and the policy’s living benefit protections also mean the policy is better for investors with a long time horizon.
Conditions to Policy Benefits. Certain benefits under the policy are contingent on several conditions being met. If those conditions are not met, you may not realize a benefit from the policy. For example:
•
You may need to take early or excess withdrawals which have the potential to substantially reduce or terminate the Standard Death Benefit available under the policy. Withdrawals could reduce the value of the Standard Death Benefit by more than the dollar amount of the withdrawal.
•
The Home Health Care rider only provides a benefit after you have been receiving home health care services for at least 60 days during the six-month period preceding a partial withdrawal or surrender.
•
The Living Needs Benefit Surrender Charge Reduction Rider only provides a benefit after the policy has been in force for at least one year, and requires an Accumulation Value of $5,000.
•
The Living Needs Benefit/Unemployment Rider only provides a benefit after the policy has been in force for at least one year and only if a Qualifying Event occurs, and requires a minimum Accumulation Value of $5,000.
Alternatives to the Policy. Other policies or investments may provide more favorable returns or benefits than the policy and may have lower fees and expenses. Other variable annuity policies, with features not available under this policy, are offered by NYLIAC through other broker-dealers. In addition, some optional features of the policy may not be available when purchased through certain broker-dealers. Ask your registered representative for more information. If a particular optional feature that interests you is not available through your broker-dealer, you may want to contact another broker-dealer to explore its availability.

Investment Restrictions. There are limits on transfers to and from the Index-linked Account. You can transfer from the Investment Divisions and the Fixed Account to a Recurring Term Strategy up to two times during a Policy Year, as long as a transfer would not create more than twenty active Segments in the Index-linked Account at one time. Multiple transfers on the same Business Day are counted as one transfer. Transfers out of a Segment in the Index-linked Account to the Investment Divisions or the Fixed Account can take place only on a Segment Maturity Date.
We reserve the right to limit transfers among the Investment Divisions, and we reserve the right to charge $30 for each transfer when you transfer money among the Investment Divisions more than 12 times in a Policy Year.
You can transfer from an Investment Division to the Fixed Account at any time, unless you have transferred from the Fixed Account to an Investment Division or the Index-linked Account within the previous six months.
We may impose limits on the minimum and maximum amounts that you may invest in the policy or other transaction limits that may limit your use of the policy.
In addition, we reserve the right to remove Investment Divisions or substitute Portfolios as investment options that are available under the policy.
Potentially Harmful Transfer Activity. This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity, which we apply to all owners of the policy without exception. (See “THE POLICIES–Limits on Transfers” for more information.) We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to, among other things:
•
Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
•
Increased administrative and Fund brokerage expenses; and/or
•
Dilution of the interests of long-term investors.
A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “THE POLICIES–Limits on Transfers” for more information on the risks of frequent trading.)
Fees and Charges. Deduction of policy fees and charges (including surrender charges) may result in loss of principal. We reserve the right to increase the fees and charges under the policy and optional benefits up to the maximum guaranteed fees and charges stated on your Policy Data Page. There are no policy fees deducted from investments in the Index-linked Account or the Fixed Account.
Rates for the Recurring Term Strategies. The Cap Rate or Flat Rate for a Recurring Term Strategy may be lower than you would find acceptable. When you transfer to a Recurring Term Strategy, you will receive the Cap Rate or Flat Rate then in effect. Cap Rates and Flat Rates for Recurring Term Strategies are based on current market conditions and can change weekly. Rates are usually announced on the first Business Day of the week, and apply to all Segments that begin during that week. You can contact us (see “Contacting NYLIAC”) or your registered representative to get information about the Cap and Flat Rates in effect on a particular date.
For policies issued before November 28, 2022, during the Surrender Charge Period the Cap Rates and Flat Rates for the Recurring Term Strategies will never exceed the rates on the Policy Data Page for the Initial Term Strategies with the same Interest Crediting Method and Index.
For policies issued on November 28, 2022 or later, the maximum Cap and Flat Rates for Recurring Term Strategies that begin during the Surrender Charge Period will be at least 0.25% lower than the Cap and Flat Rates on the Policy Data Page for Initial Term Strategies with the same Interest Crediting Strategy and Index.

Changes to Indexes and Interest Crediting Methods. We reserve the right to change or discontinue an index, or stop offering an Index or Interest Crediting Method, and to substitute a comparable index or interest crediting method for any reason, subject to state regulatory approval. We will notify you before any such substitution.
Index-linked Returns. With an Index-linked Strategy, you receive annual returns based on the performance of an index over a one-year period. The indexes do not reflect dividends paid by the companies whose stocks make up the indexes.
Fixed Account Rates. The rate we declare for the Fixed Account may be lower than you would find acceptable.
Adverse Tax Consequences. There are a number of tax risks that may arise in connection with purchasing the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment accorded your policy; and (3) the possibility of a change in the present federal income tax laws that apply to your policy, or of the current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.
Insurance Company Risks. Any obligations (including those of the Index-linked Account and the Fixed Account), guarantees, and benefits of the policy are subject to the claims-paying ability and financial strength of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1-800-598-2019 (for New York Life IndexFlex Variable Annuity Policies) or the New York Life Annuities Service Center at 1-800-762-6212 (for New York Life IndexFlex Variable Annuity – FP Series Policies).
Risks Affecting our Administration of Your Policy. NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyberattack/ransomware, or current or future outbreaks of infectious diseases, viruses (including COVID–19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See the “ADDITIONAL INFORMATION ABOUT RISKS” for more information.)

Contacting NYLIAC

Where do I send written service requests?
Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.
Where you send your request depends on which policy you purchased. Use the addresses below:
	New York Life Index Flex Variable Annuity	New York Life Index Flex Variable Annuity – FP Series
Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYL Annuities – TPD Mail Code7390 P.O. Box 7247 Philadelphia, PA 19170-7390
Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010	NYL Annuities – TPD 400 White Clay Center Drive Attention: LOCKBOX 7390 Newark, DE 19711
Death claims for the New York Life IndexFlex Variable Annuity should be submitted to either of the Dallas, TX addresses referenced below. Death claims for the New York Life IndexFlex Variable Annuity – FP Series should be submitted to either of the above product-specific mailing addresses.
Death Claim forms may also be submitted to	New York Life P.O. Box 130539 Dallas, TX 75313-0539
Death Claim Express Mail Address	New York Life 4849 Greenville Avenue Suite 700 Dallas, TX 75206
Written service requests will be effective as of the Business Day they are received in Good Order at one of the addresses listed above.
Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not be able to process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

How do I contact NYLIAC by Telephone or Online?
a. By Telephone:
Certain service requests, including but not limited to obtaining current unit values and speaking to a customer service representative, may be made by telephone.
If your policy is New York Life IndexFlex Variable Annuity policy: You may reach our Customer Service Representatives at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
If your policy is a New York Life IndexFlex Variable Annuity – FP Series policy: You can contact the New York Life Annuities Service Center toll-free by calling 1-800-762-6212 on Business Days between the hours of 8:30 am and 5:30 pm (Eastern Time).
b. Online:
Certain service requests, including but not limited to transferring assets between Allocation Options and e-mailing your registered representative, may be made Online. (See “THE POLICIES- Online Service at www.newyorklife.com and www.newyorklifeannuities.com)
If your policy is a New York Life IndexFlex Variable Annuity policy: Please visit www.newyorklife.com and follow the login instructions.
If your policy is a New York Life IndexFlex Variable Annuity--FP Series policy: Please visit www.newyorklifeannuities.com and follow the login instructions.
We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.
NYLIAC is not liable for any loss, cost, or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES – Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers, provided to us by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

NYLIAC And The Separate Account

New York Life Insurance and Annuity Corporation
The obligations under the policies (including Fixed Account and Indexed-linked Account obligations, death benefits, living benefits, or other benefits available under the policy) are obligations of NYLIAC and are subject to NYLIAC’s claims-paying ability and financial strength. NYLIAC’s business address is 51 Madison Avenue, New York, NY 10010.
The Separate Account
Separate Account III is a segregated asset account we established to receive and invest premium payments paid under the policies and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of Portfolios.
Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account’s assets may not be used to pay any liabilities of NYLIAC (other than those arising from the policies). The income, capital gains and capital losses, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of NYLIAC’s other assets. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Index-linked Account and/or the Fixed Account and any other separate account of NYLIAC.
NYLIAC is obligated to pay all amounts promised to investors under the policies.
Separate Account III is divided into Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Portfolios of the relevant Fund. The Portfolios in which the Investment Divisions currently invest are listed in APPENDIX 1 of this Prospectus.
The Portfolios
The assets of each Portfolio are separate from the others, and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.
We offer no assurance that any of the Portfolios will attain their respective stated objectives.
The Portfolios also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Portfolios also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Portfolio might at some time be in conflict. In the event that any material conflicts arise from the use of the Portfolios for mixed and shared funding, we could be required to withdraw from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.
The Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Portfolio, the Portfolio’s investment adviser, or its distributor.
We may receive payments or compensation from the Portfolios or their investment advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Portfolio and deducted from Portfolio assets and/or from “Rule 12b-1” fees charged by the Portfolio and deducted from Portfolio assets. These payments are also a factor in our selection of Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Portfolios. Policyowners, through their indirect investment in the Portfolios, bear the costs of these fees.
The amounts we receive may be substantial, may vary by Portfolio, and may depend on how much policy value is invested in the particular Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. We also receive compensation under various 12b-1 distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
The Portfolios, along with their respective name, type (e.g., large cap equity fund, bond fund, asset allocation fund), investment adviser (and any sub-adviser(s)), current expenses, and performance are listed in APPENDIX 1. More detailed information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/indexflex. You can also request this information at no cost by contacting your Registered Representative, calling the VPSC at 1-800-598-2019 (if you have a New York Life IndexFlex Variable Annuity policy) or by calling 1-800-762-6212 (if you have a New York Life IndexFlex Variable Annuity- FP Series policy) or by sending an email with your name and mailing address to IndexFlexProspectus@newyorklife.com for the New York Life IndexFlex Variable Annuity or IndexFlexFPProspectus@newyorklife.com for the New York Life IndexFlex Variable Annuity - FP Series. You should read the Portfolios’ prospectuses before deciding how to allocate premium payments to an Investment Division corresponding to a Portfolio.
NYLIAC does not provide investment advice and does not recommend or endorse any Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You, together with your Registered Representative, are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you or your Registered Representative have chosen.
You should consult with your Registered Representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.
Certain portfolios, generally referred to as “funds of funds” or “master–feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.
Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So called “alternative” investment strategies may also be used by certain portfolios, which may involve non–traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
Investment decisions should be based on a thorough investigation of all the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi–annual reports. Other sources, such as the Fund’s website, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios for your initial premium, you and your Registered Representative should monitor and periodically re–evaluate your allocations to determine if they are still appropriate, also taking into account any investments in the Index-linked Account or the Fixed Account, as well as other investment products or assets you may own.

The Franklin Templeton Model Portfolios – Conflicts of Interest
The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA, an indirect wholly-owned, subsidiary of Franklin Resources, Inc., created the Model Portfolios for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyowners. Each Model Portfolio, itself an eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.
The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Portfolios available under your policy (except for (i) Portfolios that are themselves, funds of funds, and (ii) Portfolios that did not agree to sell their shares to the Model Portfolios). However, the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.
LMPFA’s affiliated subadviser, Franklin Advisers, Inc. (“Franklin Advisers”), selected the initial composition of each Model Portfolio. Thereafter, Franklin Advisers manages the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Portfolios available under your policy or under other variable annuity policies offered by NYLIAC, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and Franklin Advisers have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates, or subsidiaries have input into the investment decisions of LMPFA and/or Franklin Advisers. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio's prospectus.
For providing certain administrative support to LMPFA and Franklin Advisers, Franklin Distributors, LLC (“Franklin Distributors”), the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees from Franklin Distributors, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Portfolios held directly by the NYLIAC Separate Accounts. (See “NYLIAC AND THE SEPARATE ACCOUNT—The Portfolios” for more information about these payments).
The payments described above are a factor in our selection of the Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and Franklin Advisers will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and Franklin Advisers receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the unaffiliated Underlying Funds and NYLIAC.
LMPFA and Franklin Advisers are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment manager for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the Underlying Funds available through other NYLIAC variable annuity policies, and receives a management fee from that fund. LMPFA and Franklin Advisers, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.
As noted above, we receive payments or compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund may be significant, and may create conflicts of interest in the selection of the Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments
NYLIAC retains the right, subject to any applicable law (including any required regulatory approval), to make additions to, deletions from, or substitutions for the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company.
To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.
We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of your investments.
In the event of any substitution or change in Investment Divisions, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.
Reinvestment
We automatically reinvest all dividends and capital gain distributions from Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

The Policies

The policies are individual modified single premium annuity policies. You can only make one premium payment, although we will accept additional amounts identified in your application and received within 90 days of the Policy Date. Each policy is issued on the lives of individual Annuitants.
The policies have variable, index-linked and fixed investment options.
Your Variable Accumulation Value will fluctuate based on the performance of the Investment Divisions you select.NYLIAC does not guarantee the investment performance of the Separate Account or the Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments.
Your Index-linked Account Accumulation Value will vary depending on the performance of the Index and the Interest Crediting Method applicable to the Index-linked Strategies you select. You cannot lose money on an investment in the Index-linked Account, but interest crediting is not guaranteed.
The Fixed Account offers a guarantee, plus interest equal to or greater than the minimum rate specified in your policy.
As the Owner of a policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) subject to certain limitations (see “THE POLICIES – Transfers”), transfer funds among the Investment Divisions, the Segments of the Index-linked Account and the Fixed Account. You cannot lose these rights. However, all rights of ownership cease upon your death. For Inherited IRA policies, ownership changes are not permitted.
The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date you signed the form, subject to any payment we made or action we took before we receive the form in Good Order. When this change takes effect, all rights of ownership in the policy will pass to the new Owner. Changing the Owner of the policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information to conform to our Sales Standards.
Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. All material state variations are noted in this Prospectus, or in "APPENDIX 3 - State Variations". You can also refer to your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy.
We have the right to cancel your policy if your policy value falls below a certain level. For more information, see “DISTRIBUTIONS UNDER THE POLICIES – Our Right to Cancel”.
Selecting the Variable Annuity That’s Right for You
In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.
The policies are designed for individuals who want the ability to hold variable funds, index-linked investments and a traditional fixed account in the same contract. The policies offer fewer variable investment options, and fewer optional riders and other features than certain of New York Life’s other variable annuities. Your registered representative can help you decide whether the New York Life IndexFlex Variable Annuity or the New York Life IndexFlex Variable

Annuity – FP Series policy is best for you based on your individual circumstances, time horizon, risk tolerance, and policy feature preferences.
When selecting a policy, you should consider what policy features you plan to use, including whether you intend to invest in the Initial Term Strategies, how much you intend to invest in the Initial Term Strategies relative to the Investment Divisions, the length of your investment horizon (you can choose a 5, 6, or 7-year Surrender Charge Period), and your possible need to make withdrawals that exceed the surrender charge free amount during the Surrender Charge Period. These and other factors will affect your potential policy performance and the fees you pay. Investments in the Separate Account are subject to M&E Charges, which vary by Surrender Charge Period. The Cap Rates and Flat Rates for the Initial Term Strategies can also vary by Surrender Charge Period. These rates affect the returns you may receive from an investment in the Index-linked Account. Your registered representative can help you determine which Surrender Charge Period is appropriate for you.
This policy is designed for long-term investment, and premiums should be invested for at least the length of the Surrender Charge Period. You should consider that the Initial Term Strategies are available only at the time of purchase. At the end of the final Segment of an Initial Term Strategy, your Allocation Options will be the Recurring Term Strategies, the Investment Divisions available at that time, and the Fixed Account. You should also keep in mind that NYLIAC offers variable annuities that may have lower Base Contract charges.
If you are considering exchanging an annuity or life insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.
You should also consider the limitations associated with an investment in an Index-linked Strategy. When you allocate to an Index-linked Strategy, you will not be investing in the Index you select, or in a mutual fund or exchange-traded fund that tracks that Index. The Index-linked Credit, if any, on a Segment in the Index-linked Account is limited by a Cap Rate or a Flat Rate, which means the return on your investment could be lower than if you had invested directly in a mutual fund or exchange traded fund designed to track the performance of the Index and the performance was greater than the Cap Rate or Flat Rate. On the other hand, with an Index-linked Strategy, you will not lose money if the Index goes down during a Segment.
Qualified and Non-Qualified Policies
We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy. We issue both Qualified and Non–Qualified Policies. Both types of policies offer tax–deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with the following tax-qualified plans: Section 408 or 408A Individual Retirement Annuities (IRAs), including Roth IRAs, Inherited IRAs, Inherited Roth IRAs, SEP IRAs, KEOGH and One-Participant Pension plans. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.
Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.
If you are considering the purchase of a Qualified Policy or a Non–Qualified Policy to fund another type of tax– qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code, and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:
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A Standard Death Benefit, as explained in this Prospectus.
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The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.
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An Index-linked Account with Allocation Options that credit interest based on the performance of an Index, subject to a Cap Rate or a Flat Rate.
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A Fixed Account that features a guaranteed fixed interest rate.
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The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers.
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The flexibility to transfer money from the Index-linked Account to the Investment Divisions at the end of a Segment, and from the Investment Divisions to the Index-linked Account.
These features are explained in detail in this Prospectus. You should purchase this annuity with tax–qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax–qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.
Policy Application and Premium Payments
To purchase a policy, you must complete an application. Your registered representative will submit your application, with your premium payment, to us at one of our Service Centers (see “CONTACTING NYLIAC”). Once we receive any portion of your premium payment, and the application is in Good Order, we will issue the policy (that day is the “Policy Date”) and credit that premium payment to the Allocation Options you have selected within two Business Days after receipt at the applicable Service Center. If we cannot credit the premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the premium payment immediately; however, if you paid the premium by check, we can delay that refund payment until your check has cleared.
Unless we permit otherwise, the minimum premium payment is $10,000.
Generally, you may not make additional premium payments under the policy; however, additional payments identified in your application and received by us in Good Order during the 90-day period after the Policy Date, will be added to your premium payment. For example, if you are exchanging more than one annuity policy or life insurance policy for this policy, or if your premium payment will be from different sources (e.g. check and proceeds from a brokerage account), we will allow the proceeds to be used as the premium payment for this policy, provided they are received within 90 days of the Policy Date. If you allocated all or a portion of your premium to an Initial Term Index-linked Strategy, we will consider those additional payments to have been received as of the Policy Date. For amounts allocated to the Investment Divisions or the Fixed Account, additional payments identified in your application and received by us in the 90-day period after your Policy Date will be allocated to your policy at the close of the Business Day on which they are received.
If your application is not in Good Order, we will contact you to get the missing information. We will not issue your policy until your application is in Good Order and you give us complete instructions about how to allocate your premium payment, including information about how to allocate the premium payment among the Allocation Options. We will apply any later premium payments, that were identified in your application, according to the allocation instructions provided with your application.
Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner.

The currently available methods of payment are direct payments to NYLIAC, or any other method agreed to by us. The maximum premium payment we accept without prior approval from NYLIAC is $3,000,000 for a New York Life IndexFlex Variable Annuity policy, or $1,000,000 for a New York Life IndexFlex Variable Annuity – FP Series policy.
You can allocate your premium payment among one or more Investment Divisions, up to four Initial Term Strategies and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you may allocate to an Initial Term Strategy is $500.
For Qualified Policies, your premium payment cannot exceed the amount permitted by the plan or applicable law.
Acceptance of any premium payment is subject to NYLIAC’s Sales Standards, as well as those of your registered representative’s firm.
Accumulation (Savings) Phase
Crediting of Premium Payments
When you purchase your policy, you tell us how to allocate your premium payment. You can allocate your premium to one or more Investment Divisions, the Fixed Account, and up to four Initial Term Strategies. The minimum amount that you may allocate to any one Investment Division or a Segment in the Index-linked Account is $500. The minimum amount that you may allocate to the Fixed Account is $25.
We will credit amounts that you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges.
See “The INDEX-LINKED ACCOUNT” and “THE FIXED ACCOUNT” for a description of interest crediting for investments in those accounts.
Valuation of Accumulation Units
The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Base Contract Charge. The Statement of Additional Information contains a detailed description of how we determine the Accumulation Unit values.
Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the policy described in this Prospectus:
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you might have to pay a withdrawal charge on your previous policy or contract,
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there will be a new withdrawal charge period for this policy,
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other charges under this policy may be higher (or lower),
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the benefits may be different,
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you will no longer have access to any benefits from your previous policy (or the benefits may be different), and
•
access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this policy unless you determine that the exchange is in your best interest. NYLIAC may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Your Right to Cancel (“Free Look”)
You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must provide a written request for cancellation, and/or return it to VPSC, if your policy is a New York Life IndexFlex Variable Annuity, or the New York Life Annuities Service Center, if your policy is a New York Life IndexFlex Variable Annuity- FP Series, at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC or the New York Life Annuities Service Center receives the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy. See APPENDIX 3 — State Variations for more information about free look provisions in California, Florida, New York, and North Dakota.
If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and without deductions for premium taxes or surrender charges.
Issue Ages
To purchase a Non-Qualified policy you must not be older than age 85 (oldest Owner, if the policy is jointly owned). If the policy is owned by an entity, the Annuitant must not be older than age 85 (oldest Annuitant, if the policy has joint Annuitants).
For IRA, Roth IRA, Inherited IRA, and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 85 (between 0-85 for Inherited IRAs). See “FEDERAL TAX MATTERS” for more information about special rules applicable to minor child owners of Inherited IRAs.
To qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received by us at the address indicated on your policy application prior to the day the Owner, or if the policy is owned by an entity, the Annuitant, becomes age 86. In addition, all funds must be received by us no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 86, whichever occurs first. Any funds received after such time will be returned.
Transfers
You may transfer amounts between Investment Divisions, or from one or more Investment Divisions to the Index-linked Account or the Fixed Account, any time until 30 days before the Annuity Commencement Date.
We allow transfers from the Investment Divisions or the Fixed Account to the Index-linked Account on any Business Day, up to two times per Policy Year. We consider a transfer to the Index-linked Account from multiple sources (Investment Divisions or the Fixed Account) on the same date to be a single transfer.
Each transfer to the Index-linked Account creates a new Segment in one or more Recurring Term Strategies effective on the transfer date. You cannot transfer into an Initial Term Strategy. You cannot have more than active 20 Segments at one time in the Index-linked Account. If a transfer to the Index-linked Account would cause you to exceed that limit, we will not accept it.
Transfers out of a Segment are permitted only as of the Segment Maturity Date. You can submit a request to transfer the Segment Value to an Investment Division, the Fixed Account or a Recurring Term Index-linked Strategy during the period beginning 30 days before the Segment Maturity Date. Transfer requests submitted in Good Order will be processed as of the Segment Maturity Date. You can cancel a transfer up to five Business Days after the

Segment Maturity Date. Transfers to an Investment Division(s) will be priced as of the transfer date, or the next Business Day if the transfer date is not a Business Day. We reserve the right to limit transfers out of the Index-linked Account to no more than 20 percent of the Index-linked Account Accumulation Value, calculated as of the preceding Policy Anniversary Date, or as or the Policy Date during the first Policy Year, at one time. If we implement such a limit, we will provide advance notice to you. Please note that although transfers out of a Segment are permitted only on the Segment Maturity Date, you can make a withdrawal from a Segment at any time, but no Index-linked Credit will be applied to amounts withdrawn from a Segment before the Segment Maturity Date. For more information, see “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals”.
If you do not request a transfer from a Segment in a Recurring Term Strategy or from the last Segment of an Initial Term Strategy, the Segment Value will automatically be transferred on the Segment Maturity Date to a new Recurring Term Strategy with the same Interest Crediting Method and Index as the preceding Segment, at the Cap Rate or Flat Rate in effect as of the new Segment Start Date. You will be notified at least 30 days before the Segment Maturity Date that this automatic transfer will be occurring. The notification will explain your options, including that you can cancel that transfer up to five Business Days after the new Segment Start Date, and request a transfer of the Segment Value to another Allocation Option. You can contact us (see “Contacting NYLIAC”) or contact your registered representative directly to get information about the Cap Rates and Flat Rates in effect on the Segment Maturity Date. Cap Rates and Flat Rates are based on current market conditions and can change weekly. Rates are usually announced on the first Business Day of the week, and apply to all Segments that begin during that week.
Transfers to an Investment Division or the Fixed Account will be processed as of the day we receive your cancellation request in Good Order. Transfers to a new Recurring Term Strategy from another Segment will be effective as of the Segment Maturity Date of the originating Segment. Transfers to a new Recurring Term Strategy from the Fixed Account or an Investment Division will be effective as of the transfer date. The Cap Rate or Flat Rate for the new Recurring Term Strategy will be the rate in effect as of the Segment Start Date for the new Recurring Term Strategy. Contact us (see “CONTACTING NYLIAC) or contact your registered representative for information about the current Cap Rates and Flat Rates for your policy at the time of transfer. These rates are based on current market conditions and can change weekly. Rates are usually announced on the first Business Day of the week, and apply to all Segments that begin during that week.
The minimum amount that you may transfer from an Investment Division is $500. The minimum amount you may transfer to an individual Investment Division is $25. The minimum amount you may transfer to a Recurring Term Strategy or the Fixed Account is $500. If, after you make a transfer, the value of the remaining Accumulation Units in an Investment Division would be less than $500, or the Fixed Account would be less than $25, we will transfer the entire value unless NYLIAC in its discretion determines otherwise.
Currently, we do not charge for transfers among Investment Divisions under the policy. However, we reserve the right to charge for each transfer among Investment Divisions after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. You may make transfers from the Fixed Account to the Investment Divisions or the Index-linked Account only under certain circumstances. (See “THE FIXED ACCOUNT.”)
You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com and www.newyorklifeannuities.com)
If you own a New York Life IndexFlex Variable Annuity policy:
In Writing	By Phone	Online
Written requests must be on a form we approve to VPSC, at the appropriate address listed in the “Contacting NYLIAC” section of this Prospectus (or any other address we indicate to you in writing).	Call a Customer Service Representative at 800-598-2019 between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).	Make your request through www.newyorklife.com Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).
If you own a New York Life IndexFlex Variable Annuity - FP Series policy:

In Writing	By Phone	Online
Written requests must be received on
a form we approve to New York Life
Annuities Service Center at the
appropriate address listed in the
“Contacting NYLIAC” section of this
Prospectus (or any other address we
indicate to you in writing).
	Call a Customer Service Representative, at 800-762-6212 between the hours of 8;30 a.m. and 5:30 p.m. (Eastern Time).	Make your request through www.newyorklifeannuities.com from Monday through Friday from 7 a.m. until 4 a.m, Saturday from 7 a.m. to 10 p.m. and Sunday 7 a.m. to 8 p.m. (Eastern Time).
We do not currently accept faxed or e-mailed transfer requests; however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced or applied as of the next Business Day.
Limits on Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. The Registrant discourages frequent transfers of Accumulation Value among the Portfolios. There is no limit on the number of transfers you can make among the Portfolios. However, your ability to make transfers among the Portfolios is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:
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reject a transfer request from you or from any person acting on your behalf;
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restrict the method of making a transfer;
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charge you for any redemption fee imposed by an underlying fund; or
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limit the dollar amount, frequency, or number of transfers.
Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60–day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60–day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by the VPSC or the New York Life Annuities Service Center at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We will provide you with written notice when we take this action.
We currently do not include transfers to and from the Fixed Account in these limitations, although we reserve the right in include them in the future.
We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this policy without exception.
Orders for the purchase of Portfolio shares are subject to acceptance by the relevant Portfolio. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Portfolio is not accepted by the Portfolio for any reason. For transfers into multiple Investment

Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Portfolios. We will provide you with written notice of any transfer request we reject or reverse. You should read the Portfolio prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Portfolio may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.
•
We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
•
Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.
(1)
The underlying Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described in this prospectus.
(2)
The purchase and redemption orders received by the Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the Portfolios’ ability to apply their respective trading policies and procedures. In addition, if a Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Portfolios may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.
•
Other insurance companies that invest in the Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected Portfolios.
•
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
(1)
an adverse effect on portfolio management, such as:
a)
impeding a portfolio manager’s ability to sustain an investment objective;
b)
causing the Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the Portfolio.
(2)
increased administrative and Fund brokerage expenses.
(3)
dilution of the interests of long–term investors in an Investment Division if purchases or redemptions into or out of a Portfolio are made when, and if, the Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time–zone arbitrage” and “liquidity arbitrage”).

Speculative Investing
Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Online Service at www.newyorklife.com and www.newyorklifeannuities.com
If your policy is a New York Life IndexFlex Variable Annuity policy, you have access to online services at www.newyorklife.com. If your policy is a New York Life IndexFlex Variable Annuity-FP Series policy, you have access to online services at www.newyorklifeannuities.com.
For most policies, our inline portals provide up-to-date information about your policy and allow you to request transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through the online portals. We may revoke online service for certain policyowners (see “THE POLICIES–Limits on Transfers”).
To obtain policy information online, you are required to register for access. You will be required to register a unique Username and Password to gain access and follow the login instructions. Once registered, you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.
We will use reasonable procedures to make sure that the instructions we receive through our online portals are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com or www.newyorklifeannuities.com that we believe are genuine. We will confirm all transactions in writing.
Financial requests received after 4:00 p.m. (Eastern Time) or on non–Business Days will be processed as of the next Business Day.
Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time). The current hours for www.newyorklifeannuities.com are 7 a.m. to 4 a.m. Monday through Friday, 7 a.m. to 10 p.m. on Saturday, and 7 a.m. to 8 p.m. on Sunday.
After you login, you can:
•
e-mail the New York Life Annuities Service Center or VPSC as applicable;
•
obtain current policy values;
•
transfer assets between Investment Divisions and/or the Index-linked Account;
•
request partial withdrawals;
•
reset your password;
•
change your address;
•
download service forms;
•
upload documents and forms;
•
view and download policy statements;
•
change your phone number or e-mail address;
•
view and update beneficiary information;
•
enroll in electronic delivery of select policy materials.

If your policy is a New York Life IndexFlex Variable Annuity policy, you also can also email your registered representative.
If your policy is a New York Life IndexFlex Variable Annuity-FP series policy, you may be able to contact your registered representative through email. You can contact your registered representative for more information about email access.
We make the online services available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com or www.newyorklifeannuities.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Telephone Transactions
Certain service requests may be made by telephone. We will use reasonable procedures to make sure that the instructions we receive by telephone are genuine. For jointly owned policies, requests must be exercised jointly. We are not responsible for any loss, cost, or expense or any actions we take based on instructions we receive by telephone that we believe are genuine. We will confirm all transactions in writing.
Currently, you can reach our customer service representatives at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).
Financial requests received after 4:00 p.m. (Eastern Time) or on non-Business Days will be processed as of the next Business Day.
Currently, subject to certain limitations, you can do the following by calling one of our customer service representatives:
•
obtain current policy values;
•
transfer assets between Investment Divisions and/or the Index-linked Account;
•
request or modify partial withdrawals;
•
request a stop and reissue check on an outgoing payment;
•
change your address, phone number or email address;
•
review and update beneficiary information;
•
revoke an authorized third-party caller from a policy; and
•
request a fax of policy-related documents.
If you experience any problems reaching us by telephone, you can access the online service or send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of the prospectus.
Third Party and Registered Representative Actions
Third Party Actions: You may authorize a third party, including a joint policyowner, to have access to your policy information and to independently make transfers among Investment Divisions, the Index-linked Account and/or the Fixed Account and other permitted transactions by telephone. How you do so depends on which policy you own.
•
If your policy is a New York Life IndexFlex Variable Annuity, you must send VPSC a Telephone Authorization Form.
•
If your policy is a New York Life IndexFlex Variable Annuity – FP Series, you must send the New York Life Annuities Service Center a Telephone/Web Authorization Form.
You should send the form to one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. To be accepted, the form must be in Good Order.

To ensure that the individual giving instructions is authorized, we will require certain identifying information (e.g., Social Security Number, address of record, date of birth, etc.) before taking any requests from or providing any information to a third party. See “The POLICIES – Transfers” for information on how to transfer assets between Investment Divisions and to or from the Index-linked Account.
Registered Representative Actions: You may also authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make transfers among investment options, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to the applicable service center at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You must provide a separate authorization to us in order for your registered representative or the registered service assistant assigned to your policy to be able to make telephone and online partial withdrawals on your behalf or cease a periodic partial withdrawal. Any telephone and online partial withdrawal is subject to dollar amount limits that we establish. Not all periodic partial withdrawals can be ceased by your registered representative or their registered service assistant. We may revoke trading authorization privileges for certain policyowners, (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.
NYLIAC is not liable for any loss, cost, or expense for action on instructions which are believed to be genuine in accordance with the procedures. Because these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.
We may choose to accept forms you have completed that your registered representative transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer, or request a withdrawal, please refer to "THE POLICIES - Transfers" or "DISTRIBUTIONS UNDER THE POLICY — Surrenders and Withdrawals—Partial Withdrawals". We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but we reserve the right to accept them at our discretion.
Electronic Delivery
We are required to send you, free of charge, an Initial Summary Prospectus and an Updating Summary Prospectus (as applicable), and any updates to such summary prospectus documents. You can sign up to receive those documents, as well as this prospectus, in electronic form on www.newyorklife.com (for New York Life IndexFlex Variable Annuity policies) or www.newyorklifeannuities.com (for New York Life IndexFlex Variable Annuity – FP Series policies). If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.
Paper copies of the Portfolios’ annual and semi-annual shareholder reports will not be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive the Portfolio’s annual and semi-annual reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive these reports, and any other communications from NYLIAC, electronically by contacting NYLIAC as described in the “CONTACTING NYLIAC” section of this Prospectus.
You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual shareholder reports will apply to all Portfolios described herein.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi–annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports; see “THE POLICIES – Electronic Delivery,” above) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will promptly mail to you confirmation of any transactions involving the Separate Account.
Generally, NYLIAC will immediately send you confirmation of any transactions involving the Separate Account, the Index-linked Account and the Fixed Account. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see the “CONTACTING NYLIAC” section of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.
Designation of Beneficiary
You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant(s) is living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, at www.newyorklife.com or newyorklifeannuities.com, as applicable, or you can utilize any other method we make available. If, before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.
If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died before you did. If you have designated only one Beneficiary, this could mean that the proceeds will be payable to your estate.
Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s Annuity Commencement Date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at the VPSC at 1-800-598-2019 if your policy is a New York Life IndexFlex Variable Annuity policy, or 1-800-762-6212 if your policy is a New York Life IndexFlex Variable Annuity - FP Series policy, or send written notice to one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus.
Delay of Payments
We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the VPSC or the New York Life Annuities Service Center receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

Situations where payments may be delayed:
1.
We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:
(a)
The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (“SEC”); or the SEC declares that an emergency exists as a result of which it is not reasonably practical to dispose of securities in a Portfolio or to fairly determine the value of the assets of a Portfolio;
(b)
The SEC, by order, permits us to delay payment in order to protect our policyowners; or
(c)
The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.
2.
We may delay payment of any amounts due from the Index-linked Account and/or the Fixed Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Index-linked Account and/or the Fixed Account. In most jurisdictions, we will pay interest on any amount deferred for thirty days or more. If we defer payments, we will pay interest at the rate specified by the insurance department of the state where your policy is issued from the Business Day that we receive your partial withdrawal or surrender request in Good Order. This rate will be at least 1.0% per year. For more information about when interest is payable for policies issued in New York, see APPENDIX 3- State Variations.
3.
Federal laws enacted to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Benefits Available Under The Policies

The following tables summarize information about the benefits available under the policy.
STANDARD DEATH BENEFIT
(automatically included with the policy)
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit	Guarantees your beneficiaries will receive a benefit at least equal to the greater of: (i) your Accumulation Value, or (ii) your total premium payment reduced by proportional withdrawals.	No additional charge	•Withdrawals could significantly reduce the benefit (possibly by an amount substantially greater than the actual amount withdrawn).
OTHER STANDARD BENEFITS INCLUDED WITH ALL INDEXFLEX VARIABLE ANNUITY POLICIES
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit / Unemployment Rider
Waives Surrender Charges if
the Owner experiences
certain “qualifying events”
such as: (i) confinement to a
health care facility for 60
consecutive days;
(ii) terminal illness; or
(iii) disability. If the Owner
becomes unemployed, the
rider waives Surrender
Charges on a one-time
withdrawal of up to 50% of
your Accumulation Value.
None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•Disability portion does not
apply to withdrawals after
the Owner’s 66th birthday.
•Not available if any Owner
has attained age 86 on the
Policy Date.
•The unemployment portion
of the rider is not available
in all states.
•If the Owner(s) is not a
natural person, all
restrictions and benefits of
the rider are based on the
Annuitant.

Home Health Care Rider
Provides for an increase in
the amount of a partial
withdrawal or full surrender
that is free of surrender
charges (from 10 percent to
20 percent) if you begin
receiving Home Health Care
Services provided by a Home
Health Care Provider, as
None
•You must have received
Home Health Care
Services for at least
60 days during the
six-month period preceding
the partial withdrawal or full
surrender. The Home
Health Care Provider must
be an organization or

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
	recommended by a licensed physician.		individual that is licensed to provide home health care to chronically ill individuals in their home or residence for an hourly or daily charge.
OTHER STANDARD BENEFIT INCLUDED WITH ALL INDEXFLEX VARIABLE ANNUITY – FP SERIES POLICIES
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit Surrender Charge Reduction Rider
This rider provides for an
increase in the amount that
can be withdrawn from the
policy without a surrender
charge, when the owner
experiences certain
qualifying events, such as
(i) confinement to a health
care facility for 60
consecutive days;
(ii) terminal illness; or
(iii) disability.
None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•Not available if any Owner
has attained age 86 on the
Policy Date.
•Not available in all states.

Description of Benefits

The Standard Death Benefit – Death Before Annuity Commencement
If the Owner dies prior to the Annuity Commencement Date, we will pay the Standard Death Benefit amount as proceeds to the designated Beneficiary(ies), as of the date the NYLIAC receives proof of death and all other required information in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner, unless the surviving spouse has been designated the sole primary beneficiary. In that case, the surviving spouse can choose to continue the policy as discussed below. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies purchased before February 13, 2023 and owned by a grantor trust, benefits will be paid upon the death of any grantor. For policies owned by grantor trusts and purchased after February 13, 2023, all of whose grantors are individuals, benefits will be paid upon the death of the Annuitant.
The Standard Death Benefit amount will be the greater of:
(a)
the Accumulation Value or
(b)
the Return of Premium Death Benefit.
If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Option in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. The remaining balance in the policy after paying each Beneficiary will remain in each Allocation Option in which the policy was invested as of the date we received proof of death in Good Order. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, any remaining Accumulation Value in the Investment Divisions may increase or decrease. On any Segment Maturity Date, an Index-linked Credit may be payable on any remaining Segment Value. We therefore may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions, any Index-linked Strategy, the Fixed Account or any other investment option that we may offer at any time.
We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:
(i)
under a life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or
(ii)
under another Income Payment option we may offer at the time.
Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “ANNUITY PAYMENTS (THE INCOME PHASE)— Income Payments.”)
If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. Please note: if your spouse is not designated as the sole primary beneficiary, when you die, the death benefit will be paid to the beneficiary(ies) you named, even if your spouse was the joint owner of the policy. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant. For more information about spousal continuance for policies issued in New Jersey, see “APPENDIX 3 – State Variations”.
We will make any distribution or application of policy proceeds within 7 days after VPSC(if your policy is a New York Life IndexFlex Variable Annuity policy) or the New York Life Annuities Service Center (if your policy is a New York Life IndexFlex Variable Annuity- FP Series policy) receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, at one of the applicable addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, subject to postponement in certain circumstances. (See “THE POLICY—Delay of Payments.”)
How the Standard Death Benefit is Calculated
Here is an example of how the Standard Death Benefit is calculated.
Assume that:
(1)
You purchase this policy with a $200,000 premium payment;
(2)
A $20,000 withdrawal (including surrender charge) is made at the end of the second Policy Year, and the Accumulation Value immediately preceding the withdrawal is $240,000;
(3)
You die in the third Policy Year, and the Accumulation Value upon death is $175,000
At policy issue, the Standard Death Benefit is equal to your premium payment of $200,000
Due to the $20,000 withdrawal at the end of the second Policy Year, the Return of Premium Death Benefit was reduced by the Proportional Withdrawal amount of $16,666.67, calculated as follows: ($20,000 / $240,000) * $200,000 = $16,666.67.
Upon death in the third policy year, the Standard Death Benefit is $183,333.33, which is the greater of:
a)
the Accumulation Value upon death
= $175,000, or
b)
Your premium payment less the Proportional Withdrawal;
= $183,333.33 (calculated as follows: $200,000 - $16,666.67 = $183,333.33)
The formula guarantees that the amount we pay will at least equal your premium payment (less any Proportional Withdrawals and surrender charges on such partial withdrawals), independent of the investment experience of the Separate Account.
In this example, your beneficiary would receive $183,333.33.
Living Needs Benefit/Unemployment Rider
This rider is available with all New York Life IndexFlex Variable Annuity policies at no additional cost.  It is not available with New York Life IndexFlex Variable Annuity – FP Series policies. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.
The Living Needs Benefit/Unemployment Rider will waive all surrender charges (or a portion of surrender charges in the case of Unemployment), if you provide satisfactory proof that the Owner has experienced a Qualifying Event (as defined below). In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. For the Unemployment portion of the rider, we will waive surrender charges on a one-time withdrawal of up to 50% of your Accumulation Value. Surrender charges will apply on amounts withdrawn in excess of that amount and on subsequent withdrawals. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.
The types of Qualifying Events are defined as follows:
(a)
Health Care Facility (defined as a state licensed/certified nursing home/assisted living facility): The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)
Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.
(c)
Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months. We may require proof of continued disability as of the date of the withdrawal.
(d)
Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.
A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.
For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described in (a) – (c) above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility. If the Owner were to experience the Qualifying Event of Unemployment in (d) in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000 and on any subsequent withdrawals.
You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at the VPSC or the New York Life Annuities Service Center at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.
Living Needs Benefit Surrender Charge Reduction Rider
This rider is included with all New York Life IndexFlex Variable Annuity – FP policies, other than those issued in California. It is not available with New York Life IndexFlex Variable Annuity policies. There is no additional cost for the rider. Some rider provisions are different in Florida and New York (see “APPENDIX 3—State Variations”).
This rider provides for an increase in the amount that can be withdrawn from the policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. To receive the rider benefit, your policy must have been in force for at least one year and have an Accumulation Value of at least $5,000. The Qualifying Event must occur on or after the Policy Date. For the disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner has attained age 86 on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.
The types of Qualifying Events are as follows:
(a)
Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.
(b)
Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.
(c)
Disability: determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.
Health Care Facility means a state licensed/certified nursing home/assisted living facility. For the Disability portion of the rider, we may also require proof of continued disability as of the date of the withdrawal.
You will be able to receive benefits under this rider on the later of the date you meet the above requirements or the date we receive your documentation in Good Order at one of the addresses in the “Contacting NYLIAC” section of this Prospectus.

Home Health Care Rider
This rider is included with all New York Life IndexFlex Variable Annuity policies, except for policies issued in California. It is not available with New York Life IndexFlex Variable Annuity – FP Series policies. In Florida and New York, this rider is called the Waiver of Surrender Charges for Home Health Care Qualifying Event Rider. In South Dakota, this rider is called the Waiver of Surrender Charges for Home HealthCare Qualifying Event rider. Some rider provisions are different in New York and Florida (see “Appendix 3 – State Variations”). There is no additional cost for this rider.
This rider provides for an increase in the amount of a partial withdrawal or full surrender that is free of surrender charges (from 10 percent to 20 percent) if you begin receiving Home Health Care Services provided by a Home Health Care Provider, as recommended by a licensed physician. You must have received Home Health Care Services for at least 60 days during the six-month period preceding the partial withdrawal or full surrender. The Home Health Care Provider must be an organization or individual that is licensed to provide home health care to chronically ill individuals in their home or residence for an hourly or daily charge.

Charges And Deductions

Transaction Expenses
Surrender Charges
Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.
When you purchase your policy, you choose a surrender charge period of 5, 6 or 7 years. If you surrender your policy, we deduct the surrender charge from the amount paid to you. If you make a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option is less than the necessary surrender charge, we will not process the withdrawal. However, you can withdraw the greater of (a) 10% of the Accumulation Value as of the last policy anniversary (10% of the premium payments if the withdrawal is made in the first Policy Year), less any prior free withdrawals during the policy year or (b) 10% of the current Accumulation Value less any prior free withdrawals during the Policy Year, without a surrender charge (see “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges”, below).
When choosing a Surrender Charge Period, you should consider how you intend to use the policy, including whether you intend to invest in the Initial Term Strategies, how the Cap Rates and Flat Rates vary depending on the length of the Initial Term Strategies, how much you invest in the Initial Term Strategies relative to the Investment Divisions, the length of your investment horizon, and your possible need to make withdrawals that exceed the surrender charge free amount during the Surrender Charge Period. These and other factors will affect your potential policy performance and the fees you pay. Your registered representative can help you determine which Surrender Charge Period is appropriate for you. The surrender charge is a percentage (shown in the applicable table below) of the Accumulation Value withdrawn or surrendered. The applicable percentage corresponds to the Policy Year in which you make a partial withdrawal or surrender the policy. The guaranteed maximum surrender charge is 8% percent of the amount withdrawn. The percentage of the surrender charge varies depending upon which Surrender Charge Period you choose.
Amount of Surrender Charge
Amount of Surrender Charge – if you chose the 7-year Surrender Charge Period
Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	0%

Amount of Surrender Charge – if you chose the 6-year Surrender Charge Period
Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	0%
Amount of Surrender Charge – if you chose the 5-year Surrender Charge Period
Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	0%
In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.
Exceptions to Surrender Charges
We will not assess a surrender charge:
(a)
on amounts you withdraw in any Policy Year that are less than or equal to the greater of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; or (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year.
(b)
if NYLIAC cancels the policy;
(c)
if you exercise your right to cancel your policy during the Free Look period;
(d)
when we pay proceeds upon the death of the policyowner;
(e)
when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;
(f)
when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy or an Inherited Non–Qualified policy (the amount of a required minimum distribution will, however, be included when calculating the amount in item (a), above);
(g)
on withdrawals you make under the Living Needs Benefit/Unemployment Rider;
(h)
on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and
(i)
when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

Transfer Fees
Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer among the Investment Divisions after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers.
Payments Returned for Insufficient Funds
If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. The charge is to compensate us for the expense of processing the returned payment. This charge, if applicable, will be assessed at the time the payment is reversed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. In addition, the Portfolio may also redeem shares to cover any losses it incurs as result of a returned payment.
Annual Policy Expenses
Base Contract Charges (M&E Charge)
Before the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services.
For policies with a 5-year surrender charge period, the current and guaranteed M&E Charge is equal on an annual basis to 1.30% of the average daily Variable Accumulation Value.
For policies with a 6-year surrender charge period, the current and guaranteed M&E Charge is equal on an annual basis to 1.25% of the average daily Variable Accumulation Value.
For policies with a 7-year surrender charge period, the current and guaranteed M&E Charge is equal on an annual basis to 1.20% of the average daily Variable Accumulation Value.
The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.
Annual Portfolio Expenses
Portfolio fees and expenses are deducted from and paid out of the assets of the Portfolios. The value of the assets of the Separate Account will indirectly reflect the Portfolios’ total fees and expenses. The Portfolios’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Portfolio’s prospectus and/or SAI. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1.
Certain Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Portfolio fees and deduct them from your Accumulation Value or transaction proceeds.
Taxes
NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.
We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.
Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.
NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”). Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.
Distributions Under The Policy

Surrenders and Withdrawals
You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals,  or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the VPSC or the New York Life Annuities Service Center, if you have a New York Life IndexFlex Variable Annuity policy, or to the New York Life Annuities Service Center, if you have a New York Life IndexFlex Variable Annuity - FP Series policy, at one of the addresses listed on the “CONTACTING NYLIAC” section of this Prospectus or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the VPSC or the New York Life Annuities Service Center receives the written request, less any surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com or www.newyorklifeannuities.com. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments”).
Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.
Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals made before the Owner attains age 59½ (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Surrenders
We may deduct a surrender charge and any state premium tax, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. We may require additional verification of your identity for surrender requests of $50,000 or more before the request can be deemed in Good Order. For surrender requests of any size, if your address or bank account information has been on file with us for less than thirty (30) days, we may require additional verification of your identity before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”) Surrenders may be taxable transactions and a 10% penalty tax may be applicable if the surrender is made before the Owner attains age 59½. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If you have Accumulation Value in the Index-linked Account, and you surrender your policy on any date other than a Segment Maturity Date, you will not be credited with interest for any affected Segment.
Partial Withdrawals
The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options, we will deduct the partial withdrawal on a pro-rata basis from each of the Investment Divisions, Index-linked Strategies and/or the Fixed Account. Partial withdrawals from the Fixed Account will occur in the following sequence: first from the portion of the Fixed Account Accumulation Value attributed to the initial Premium Payment, then from the portion of the Fixed Account Accumulation Value attributed to subsequent transfers, in the order received.
If a surrender charge applies to your partial withdrawal surrender charges will be deducted from the amount paid to you unless you instruct us otherwise. You may, however, request to have the surrender charges taken from the remaining value of the Allocation Options from which partial withdrawals are made. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata from each Allocation Option.
Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com (if your policy is a New York Life IndexFlex Variable Annuity policy), or the New York Life Annuities Service Center, or www.newyorklifeannuities.com (if your policy is a New York Life IndexFlex Variable Annuity – FP Series policy). However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)
If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.
Currently, online withdrawals cannot exceed $250,000. We may require additional verification for partial withdrawal requests of $50,000 or more submitted on paper before the request can be deemed in Good Order. For withdrawal requests of any size, if your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC (for New York Life IndexFlex Variable Annuity policies) or the New York Life Annuities Service Center (for New York Life IndexFlex Variable Annuity – FP Series policies), at one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.
Any amount withdrawn from a Segment in the Index-linked Account will not be included in the calculation of the Index-linked Credit on the Segment Maturity Date. The Index-linked Credit will be calculated based on the Segment Value on the Segment Maturity Date.
Periodic Partial Withdrawals
You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi–annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). To process Periodic Partial Withdrawals, you must send a written request in Good Order to the VPSC, if you have a New York Life IndexFlex Variable Annuity policy, or to the New York Life Annuities Service Center, if you have a New York Life IndexFlex Variable Annuity - FP Series policy, at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If we receive your request less than five Business Days prior to the date you request withdrawals to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division, Segment and/or the Fixed Account.
Required Minimum Distributions
For distributions required to be made after December 31, 2022, the age when required minimum distributions must begin for IRAs, and SEP IRAs is now based on your “applicable age” as defined in the Code. If you attain age 72 after 2022 and age 73 before 2033, your applicable age is 73. If you attain age 74 after 2032, your applicable age is 75. If you were born in 1959, you should consult your tax advisor regarding your “applicable age” because it is not clear under the SECURE 2.0 Act of 2022, as enacted, whether your “applicable age” is age 73 or age 75.
If you were born prior to July 1, 1949, your applicable age was 70½, and if you were born on or after July 1, 1949, and before January 1, 1951, your applicable age was 72.
For IRAs and SEP IRAs, the policyowner is generally not required to start taking required minimum distributions until April 1st of the year following the calendar year he or she attains their applicable age. For Inherited IRAs, a policyowner is generally required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.
Please note that, as with any withdrawal from the Index-linked Account, withdrawals from the Index-linked Account in connection with a Required Minimum Distribution will reduce any future Index-linked Credits for the Segment from which you made the withdrawal.
Our Right to Cancel
If as a result of partial withdrawals or other withdrawals made under a rider to this policy, the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right when we receive your request to begin Income Payments under the Policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For more information about our right to cancel policies issued in New York, see APPENDIX 3 – State Variations.
Annuity Payments (The Income Phase)

Annuity Commencement Date
The income phase of your policy occurs when you begin receiving regular payments from us (Income Payments). The Annuity Commencement Date is the day those Income Payments begin (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Annuity Commencement Date is specified on the Policy Data Page and is usually the date you attain age 95. If we agree, you may change the Annuity Commencement Date to an earlier date, but not before the first Policy Anniversary. If we agree, you may also defer the Annuity Commencement Date to a later date, which could be as late as the date you attain age 115, provided that we receive notice of the request in Good Order at least one month before the last selected Annuity Commencement Date, and that applicable state law permits a deferral to such date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the VPSC or the New York Life Annuities Service Center at one of the addresses applicable to your policy listed in the “CONTACTING NYLIAC” section of this Prospectus. You may not withdraw any Accumulation Value from your policy after the Annuity Commencement Date. Any request for a partial withdrawal must be received at least 30 days prior to the Annuity Commencement Date.
The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.
Income Payments
Election of Income Payment Options
On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. For most policies, Income Payments will not be less than those that we would provide to the same class of Annuitants if the Accumulation Value, less any applicable Surrender Charges, was used to purchase any single premium immediate annuity offered by NYLIAC on the Annuity Commencement Date.  For more information about policies issued in New York, California, Delaware, Florida, North Dakota, and South Dakota, see "APPENDIX 3 - State Variations".
Unless you instruct us otherwise, we will make Income Payments under the Life Income – Guaranteed Period Payment Option, under which we will make equal Income Payments for your lifetime or for ten (10) years, if you die before receiving ten (10) years of Income Payments. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) For each Segment in the Index-linked Account on the Annuity Commencement Date, we will calculate any Index-linked Credit using the Annuity Commencement Date as the Segment Maturity Date. If an Index-linked Credit is payable, it will be adjusted by multiplying it by the number of days from the Segment Start Date to the Annuity Commencement Date, then dividing by the number of days from the Segment Start Date to the original Segment Maturity Date. If the result is greater than zero, it will be applied as an Index-linked Credit to the Segment Value on the Annuity Commencement Date. No Index-linked Credit will be paid with a partial annuitization. However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to the VPSC or the New York Life Annuities Service Center at one of the addresses applicable to your policy listed in the “CONTACTING NYLIAC” section of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of ten (10) years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.
A policyowner may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax–deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”) Partial annuitization is not available for Inherited Roth IRA policies.
It is important to note that partial annuitizations will reduce the Standard Death Benefit proportionally.
Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)
Proof of Survivorship
We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled Payment Date.

The Index-Linked Account

Amounts in the Index-linked Account are eligible to earn interest, in the form of an Index-linked Credit, based on the Interest Crediting Method you choose. Index-linked Credits are not guaranteed. Returns on an investment in the Index-linked Account are affected by fluctuations in the securities markets, but you cannot lose money in the Index-linked Account.
The Index-linked Account is part of NYLIAC’s general account, which includes all NYLIAC’s assets except those specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Index-linked Account.
We have not registered the Index-linked Account with the SEC. Disclosures about the Index-linked Account are, however, subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus.
We believe that the policies are in compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Index-linked Account qualifies for an exemption from registration under the federal securities laws because, as a NYLIAC general account investment option, its value does not vary according to the performance of a separate account. In addition, the policies in which the Index-linked Account is offered satisfy standard non-forfeiture laws. Accordingly, NYLIAC has a reasonable basis for concluding that the Index-linked Account provides sufficient guarantees of principal and interest through the Company’s general account to qualify for an exemption from registration under Section 3(a)(8) of the Securities Act of 1933.
Initial Term Strategies. When you purchase the policy, you can choose to allocate all or a portion of your premium among four different Initial Term Strategies. An Initial Term Strategy is made up of a series of consecutive Segments with the same Interest Crediting Method, Index, and Cap Rate or Flat Rate. The number of Segments will equal the number of years in the Surrender Charge Period for your policy (5, 6, or 7 years). For more information about Surrender Charges, see the “CHARGES AND DEDUCTIONS – Transaction Expenses - Surrender Charges” section of this Prospectus. You choose the Interest Crediting Method and Index for each Initial Term Strategy when you purchase a policy. The first Segment of an Initial Term Strategy begins on the Policy Issue Date, and each subsequent Segment begins on the Policy Anniversary Date. The Cap Rates and the Flat Rates for the Initial Term Strategies will be shown in the Policy Data Pages.
The Interest Crediting Method, Index and Cap Rate or Flat Rate does not change throughout an Initial Term Strategy. However, on any Segment Maturity Date while an Initial Term Strategy is in effect, you can transfer the Segment Value to another available Allocation Option. In contemplating any such transfer, please note that while an Initial Term Strategy is in effect, the Cap Rates and Flat Rates for the Recurring Term Strategies will never exceed the Cap Rates and/or Flat Rates for the Initial Term Strategy(ies) listed on the Policy Data Page. For more information about how to transfer from an Initial Term Strategy to another Allocation Option, see “THE POLICIES – Transfers”.
On the Segment Maturity Date of the final Segment of an Initial Term Index-linked Strategy, the Segment Value, including any Index-linked Credit, will be transferred automatically to a Recurring Term Strategy with the same Interest Crediting Method and Index, at the Cap Rate or Flat Rate in effect as of the Segment Maturity Date, unless you request otherwise during the period beginning 30 calendar days prior to the Segment Maturity Date. If we do not offer a such a Recurring Term Segment, we will transfer the Segment Value to the Fixed Account. You will be notified at least 30 days before the Segment Maturity Date that this automatic transfer will be occurring. The notification will explain your options, including that you can cancel the automatic transfer if we receive your request in Good Order no later than five Business Days after the Segment Maturity Date. You can contact us (see “CONTACTING NYLIAC”) or contact your registered representative directly to get information about the Cap Rates and Flat Rates in effect on the Segment Maturity Date. Cap Rates and Flat Rates are based on current market conditions and can change weekly. Rates are usually announced on the first Business Day of the week, and apply to all Segments that begin during that week.
Recurring Term Strategies. Beginning the day after the Policy Date, amounts transferred to the Index-linked Account from an Investment Division or the Fixed Account are invested in a Recurring Term Strategy. Amounts transferred on the Segment Maturity Date from another Recurring Term Strategy in the Index-linked Account, or from an Initial Term Strategy, are invested in a new Recurring Term Strategy. A Recurring Term Strategy consists of one Segment, with the Interest Crediting Method and Index you choose, and the Cap Rate or Flat Rate in effect on the

Segment Start Date. For transfers from the Investment Divisions or the Fixed Account, the Segment Start Date for a Recurring Term Strategy is the transfer date. For transfers from another Segment in the Index-linked Account, the Segment Start Date is the same as the Segment Maturity Date of the preceding Segment.
On the Segment Maturity Date for each Recurring Term Strategy, the Segment Value, including any Index-linked Credit, will be transferred automatically to a new Recurring Term Strategy with the same Interest Crediting Method and Index, at the Cap Rate or Flat Rate in effect as of the Segment Maturity Date, unless you request a transfer to another Allocation Option during the period beginning 30 calendar days prior to the Segment Maturity Date. You will be notified at least 30 days before the Segment Maturity Date that this automatic transfer will be occurring. The notification will explain your options, including that you can cancel the automatic transfer if we receive your request in Good Order no later than five Business Days after the Segment Maturity Date. You can contact us (see “CONTACTING NYLIAC”) or contact your registered representative directly to get information about the Cap Rates and Flat Rates in effect on the Segment Maturity Date. Cap Rates and Flat Rates are based on current market conditions and can change weekly. Rates are usually announced on the first Business Day of the week, and apply to all Segments that begin during that week. The Segment Start Date for each Segment in a Recurring Term Strategy created by an automatic transfer is the same day as the Segment Maturity Date of the originating Segment. For more information about how to request a transfer from a Recurring Term Strategy to another Allocation Option, see “THE POLICIES – Transfers”. Cap Rates and Flat Rates for the Recurring Term Strategies are declared periodically by NYLIAC. Cap Rates and Flat Rates for the Recurring Term Strategies will never be less than the minimum amount guaranteed in your policy. For policies issued before November 28, 2022, during the Surrender Charge Period the Cap Rates and the Flat Rates for the Recurring Term Strategies will never exceed the rates on the Policy Data Page applicable to the similar Initial Term Strategies. For policies issued on November 28, 2022 or later, the maximum Cap Rates and Flat Rates for Recurring Term Strategies beginning during the Surrender Charge Period will be at least 0.25% lower than the rates on the Policy Data Page applicable to the similar Initial Term Strategies.
You cannot have more than 20 active individual Segments at one time in your Policy. This means you cannot transfer into the Index-linked Account if there are already 20 active Segments in your Policy’s Index-linked Account.
Interest Crediting Methods
The Index-linked Credit for each Segment in the Index-linked Account is based on Index Performance(without dividends) between the Segment Start Date and the Segment Maturity Date, using the Interest Crediting Method you choose. The Index-linked Credit, if applicable, is a percentage of the Segment Value on the Segment Maturity Date. It is possible to receive no Index-linked Credit on your accumulation in a Segment.
Index Performance is calculated as follows:
Index Performance = (Index Value at the Segment Maturity Date) / (Index Value at the Segment Start Date) -1
We currently offer two Interest Crediting Methods.
Cap Rate Method: The Cap Rate Method applies an Index-linked Credit using the Index Performance, if the Index Performance does not exceed the Cap Rate. If the Index Performance exceeds the Cap Rate, the Index-linked Credit will use the Cap Rate. For example, if the Index Performance is 10%, and the Cap Rate is 3%, we will use 3% for the Index-linked Credit. If the Segment Value on the Segment Maturity Date were $10,000, we would apply an Index-linked Credit of $300 (3% of $10,000). If the Index Performance is 2% and the Cap Rate is 3%, we will use 2% in calculating the Index-linked Credit. If the Segment Value on the Segment Maturity Date were $10,000, we would apply an Index-linked Credit of $200 (2% of $10,000). If the Index Performance is 0% or negative, we will not credit any interest, but we will not deduct negative performance from your Segment Value.
Flat Rate Method: The Flat Rate Method applies an Index-linked Credit using the Flat Rate, if the Index Performance is equal to or greater than 0%. For example, if the Index Performance is 10%, and the Flat Rate is 2%, the Index-linked Credit will use 2%. If the Index Performance is 1%, the Index-linked Credit will also use 2%. In both examples, if the Segment Value on the Segment Maturity Date is $10,000, we would apply an Index-linked Credit of $200 (2% of $10,000). If the Index Value is lower on the Segment Maturity Date than on the Segment Start Date, we will not apply an Index-linked Credit on the Segment Maturity Date, but we will not deduct negative performance from your Segment Value.

Because Index Performance is calculated based on the change in Index Value from the Segment Start Date to the Segment Maturity Date, Index Performance on the Segment Maturity Date could be flat or negative, even if Index Performance has been positive during most of the Segment.
If an Index Value is not published for a date on which a calculation is made, the Index Value for that date will be the next published Index Value.
In deciding whether to use a Cap Rate or a Flat Rate, you should consider that Flat Rates are generally lower than Cap Rates.
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Cap Rates will always be higher than the Flat Rates available at the same time. This means you may potentially receive a higher Index-linked Credit under a Cap Rate Strategy than under a Flat Rate Strategy, but you could also receive a lower Index-linked Credit under the Cap Rate Strategy than under the Flat Rate Strategy, if the Index Performance is flat or only slightly positive on the Segment Maturity Date.
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Flat Rates will always be lower than the Cap Rates available at the same time. This means you may potentially receive a lower Index-linked Credit using the Flat Rate Method than using the Cap Rate Method, but you could also receive a higher Index-linked Credit with the Flat Rate Method if the index performance is flat or only slightly positive on the Segment Maturity Date. (See “Examples”, below.)
Please note that the way we calculate the Index-linked Credit for a Segment is different from the way Accumulation Value allocated to an Investment Division, such as the MainStay VP MacKay S&P 500® Index Portfolio, is calculated. The investment strategy of the MainStay VP MacKay S&P 500® Index Portfolio is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500® Index. Accumulation Value allocated to the MainStay VP MacKay S&P 500® Index Investment Division is valued daily based on the net asset value of the underlying MainStay VP MacKay S&P 500® Index Portfolio. The Investment Division’s value reflects the change in the underlying portfolio’s net asset value.
Indexes: You can choose one of the following Indexes for each Index-linked Strategy:
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S&P 500® Index (Price Return Index). The S&P 500® Index includes 500 large cap stocks from leading companies in leading industries of the U.S. economy, capturing approximately 80% coverage of U.S. equities. The S&P 500® Index (Price Return Index) does not include dividends declared by any of the companies in the Index.

S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by NYLIAC. The S&P 500® Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by NYLIAC. The New York Life IndexFlex Variable Annuity and the New York Life IndexFlex Variable Annuity – FP Series are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
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Russell 2000® Index (Price Return Index). The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index represents approximately 10% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000® Index (Price Return Index) does not include dividends declared by any of the companies in the Index.
See Appendix 2 for more information about the Indexes.

You should note the following:
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We may eliminate or substitute a comparable Index if the Index is no longer published, if the licensing agreement for the Index expires, if the cost of providing the investment on the Index becomes too high, if the calculation of the Index is changed substantially, or if we are unable to utilize the Index in the manner intended.
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We reserve the right to discontinue an Index in the middle of a Segment. If we discontinue an Index prior to a Segment Maturity Date and substitute a similar index, your Segment Value will remain in the Segment and the new Index will be used by the Interest Crediting Method as if the new Index had been in use since the Segment Start Date. If this happens, Index returns will be different from what you may have expected at the beginning of the Segment. Changing the Index will not affect the guaranteed Cap Rates or Flat Rates for any Segment you hold at the time of the change.
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We will notify you if we replace or discontinue an Index.
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We will select a replacement Index in our sole discretion, based on the availability of the Index and our ability to purchase the necessary underlying securities or hedging instruments, and subject to approval by state insurance regulators.
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If we discontinue an Index during a Segment, and we do not substitute a similar index, the Segment Maturity Date will be the last date we use the Index. The Index-linked Strategy utilizing the Index will no longer be available.
Investments in the Index-linked Account do not directly participate in the returns of the Indexes or the component securities of the Indexes, and do not receive any dividends payable on those securities. Index Performance would be higher if it included the dividends from the component securities.
Any amount withdrawn from a Segment in the Index-linked Account will not be included in the calculation of the Index-linked Credit on the Segment Maturity Date. The Index-linked Credit will be calculated based on the Segment Value on the Segment Maturity Date. If you annuitize your full Accumulation Value during a Segment, you will receive a pro-rated Index-linked Credit based on Index Performance from the Segment Start Date to the Annuity Commencement Date.
Interest Crediting Process
Interest Crediting Process, and Examples of Interest Crediting
We determine the amount of the Index-linked Credit based on the Segment Value on the Segment Maturity Date, or, if a Segment ends on a day that is not a Business Day, on the first Business Day after the Segment Maturity Date.
Index-linked Credits will be applied on the Segment Maturity Date or, if a Segment ends on a day that is not a Business Day, on the first Business Day after the Segment Maturity Date. You will not be eligible for an Index-linked Credit for any Segment that terminates before the Segment Maturity Date in connection with a partial withdrawal, surrender or upon receipt of a request for a death benefit in Good Order from your Beneficiary. In connection with annuitization of the full Accumulation Value, you will receive a pro-rated Index-linked Credit based on Index Performance from the Segment Start Date to the Annuity Commencement Date.
If an additional premium was allocated to a Segment during the 90-day period following the Policy Issue Date, we will consider that premium to have been received on the Policy Issue Date when crediting interest on the first Policy Anniversary.
Below is an example that shows how we credit interest in the 5-Year Initial Term Strategy with a Cap Rate, using the S&P 500® Index.
Assumptions:
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An Initial Term Strategy with $10,000 Accumulation Value and a 5-year guarantee period was created on 1/1/2015.
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There are no deductions for Policy charges.

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The Cap Rate is 3% for all Segments.
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The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.
Segment Start Date	1/1/2015	1/1/2016	1/1/2017	1/1/2018	1/1/2019
Segment Maturity Date	1/1/2016	1/1/2017	1/1/2018	1/1/2019	1/1/2020
Amount at Start of Segment	$10,000.00	$10,000.00	$10,300.00	$10,609.00	$10,609.00
Starting Index Value	2,058.20	2,012.66	2,257.83	2,695.81	2,510.03
Ending Index Value	2,012.66	2,257.83	2,695.81	2,510.03	3,257.85
Index Performance	-2.21%	12.18%	19.40%	-6.89%	29.79%
Index-linked Credit Amount	$ 0	$ 300.00	$ 309.00	$ 0	$ 318.27
Segment Value after Index-linked Credit	$10,000.00	$10,300.00	$10,609.00	$10,609.00	$10,927.27
Below is an example that shows how we credit interest in the 5-Year Initial Term Strategy with a Flat Rate, using the S&P 500® Index.
Assumptions:
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An Initial Term Strategy with $10,000 and a 5-year guarantee period was created on 1/1/2015.
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There are no deductions for policy charges.
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The Flat Rate is 2% for all Segments.
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The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.
Segment Start Date	1/1/2015	1/1/2016	1/1/2017	1/1/2018	1/1/2019
Segment Maturity Date	1/1/2016	1/1/2017	1/1/2018	1/1/2019	1/1/2020
Amount at Start of Segment	$10,000.00	$10,000.00	$10,200.00	$10,404.00	$10,404.00
Starting Index Value	2,058.20	2,012.66	2,257.83	2,695.81	2,510.03
Ending Index Value	2,012.66	2,257.83	2,695.81	2,510.03	3,257.85
Index Performance	-2.21%	12.18%	19.40%	-6.89%	29.79%
Index-linked Credit Amount	$ 0	$ 200.00	$ 204.00	$ 0	$ 208.08
Segment Value after Index-linked Credit	$10,000.00	$10,200.00	$10,404.00	$10,404.00	$10,612.08
The Fixed Account

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts.NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. If the five–year Constant Maturity Treasury Rate, less 125 basis points, is below 3%, we may refuse the allocation of all or a portion of your Premium Payment to the Fixed Account.
Interest Crediting
NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.
Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, and additional amounts (including transfers from other Investment Divisions or the Index-linked Account) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one–year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Transfers Between the Fixed Account, the Index-linked Account or the Investment Divisions
Generally, you may transfer amounts from the Fixed Account to the Investment Divisions or a Recurring Term Strategy at any time up to thirty days before the Annuity Commencement Date. Transfers are subject to the following conditions.
1.
The maximum amount you can transfer from the Fixed Account to another Allocation Option is 25% of the amount equal to a minus b, where a is the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, and b is the total of all amounts previously transferred out of the Fixed Account that Policy Year. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and amount allocated to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.
2.
The remaining value in the Fixed Account after a transfer from the Fixed Account to another Allocation Option must be at least $25. If, after a contemplated transfer, the remaining value in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.
Here is an example:
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Your Accumulation Value in the Fixed Account was $10,000 at the beginning of the current Policy Year; and
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your current Accumulation Value in the Fixed Account is $8,500; and
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You have transferred $1,000 out of the Fixed Account during this Policy Year.
You can transfer up to $ 2,250 to another Allocation Option, calculated as follows: 25% × ($10,000 - $1,000).
You may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.
You must make transfer requests in writing in Good Order and sent to VPSC, if you have a New York Life IndexFlex Variable Annuity policy, or the New York Life Annuities Service Center, if you have a New York Life IndexFlex Variable Annuity – FP Series policy, at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, or by telephone in accordance with established procedures or through our online service at www.newyorklife.com or www.newyorklifeannuities.com, as applicable. Faxed and e-mailed requests are not currently acceptable; however, we reserve the right to accept them at our discretion.
We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to transfers from another Allocation Option in the same order in which you allocated such payment or transfers to the Fixed Account during the life of the policy).
Federal Tax Matters

Introduction
The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments, and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.
Taxation of Annuities in General
The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.
Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax advisor. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.
In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.
Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.
Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

A policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the Annuitant’s life (or the lives of the joint Annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.
In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59½, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, please consult a tax adviser.
All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the extent to which an amount not received as an annuity is includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.
A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.
3.8 Percent Tax on Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy, or the exercise of other rights and features under this annuity contract.
Partial Section 1035 Exchanges
Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.
Qualified Policies
Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.
(a) Individual Retirement Annuities.
Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA," including an employer-sponsored Simplified Employee Pension or “SEP.” Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.
(b) Roth Individual Retirement Annuities.
Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.
(c) Inherited Roth IRAs.
This policy may also be issued as an Inherited Roth IRA if, after the death of the owner of a Roth IRA who has satisfied his or her 5–year Holding Period requirement, the named Beneficiary (other than the Roth IRA owner’s spouse) directs that the Roth IRA death proceeds be transferred to a new policy issued as an Inherited Roth IRA.
(d) Inherited IRAs.
This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.
Special tax rules apply to Inherited IRAs and Inherited Roth IRAs. The tax law does not permit additional premiums to be contributed to Inherited IRA and Inherited Roth IRA policies. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from inherited IRA and Inherited Roth IRA policies. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA or Roth IRA owner’s or eligible retirement plan participants’ death. As of January 1, 2023, the penalty tax equals 25% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA or Inherited Roth IRA during the calendar year. If a failure to take an RMD is corrected in a timely manner, as prescribed under the Code, the excise tax is reduced to 10%.
With respect to IRA and Roth IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.
The Qualified Policies (other than Roth IRAs during the owner’s life) are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. As of January 1, 2023, for each calendar year that an RMD is not timely made, a 25% excise tax is imposed on the amount that should have been distributed but was not. If a failure to take an RMD is corrected in a timely manner, as prescribed under the Code, the excise tax is reduced to 10 percent.
Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).
Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax–qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.
Effective as of December 29, 2022, if distributions from your IRA are made in the form of an annuity, and the annuity payments in a year exceed the amount that would be required to be distributed for the year under the rules for non-annuitized accounts (determined by treating the IRA’s account balance as including the value of the annuity), the excess can be counted towards satisfying the required minimum distribution with respect to any non-annuitized account balance in your IRA(s). You should consult your tax advisor if you want to use this special rule.
Taxation of Death Benefits
The tax treatment of amounts distributed from your contract upon the death of the policyowner or Annuitant depends on whether the policyowner or Annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

Distribution and Compensation Arrangements

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302. The policies are offered on a continuous basis.
The New York Life IndexFlex Variable Annuity policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. A registered representative of NYLIFE Securities is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies. Compensation paid to registered representatives of NYLIFE Securities may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is an internal exchange. The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received.
The New York Life IndexFlex Variable Annuity- FP Series policies are sold by registered representatives of other, unaffiliated broker-dealers that have selling agreements with NYLIFE Distributors and NYLIAC. These registered representatives may be qualified to offer many forms of life insurance, annuities, and other investment products, which may include products of New York Life or its affiliates and products of other companies. We pay sales commissions to the selling firms, a portion of which is then paid to registered representatives. This compensation may differ from the compensation paid by other companies for sales of their products. Differences in compensation have the potential to influence the recommendation made by your registered representative or broker-dealer. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, and on the specific payment arrangements of the broker-dealer he or she works for. The average commission we pay to broker-dealers for sales of the policy described in this Prospectus is not expected to exceed 8% of all premiums received.
The total commissions paid for New York Life IndexFlex Variable Annuity policies during the fiscal years ended December 2022 and 2021 were $43,479,867 and $19,524,561, respectively. The total commissions paid for New York IndexFlex Variable Annuity - FP Series policies during the fiscal years ended 2022 and 2021 were $5,152,164 and $558,234, respectively. There were no policies sold in 2020.
Certain New York Life employees involved in the sales process may receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.
NYLIFE Securities registered representatives can qualify to attend New York Life–sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve–month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.
Additional Information about Risks

Information System Failures and Cybersecurity Risks
We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, www.newyorklifeannuities.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks/ransomware. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks/ransomware may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com or newyorklifeannuities.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values, Index-linked Credits and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks/ransomware.
Risks from Serious Infectious Disease Outbreaks
Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers - that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks - not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak -- may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or www.newyorklifeannuities.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate Accumulation Unit values, Accumulation Values, Index Values and Index Performance, or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy’s Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy, or the Cap Rates or Flat Rates for the Index-linked Account Strategies (each subject to guaranteed minimum rates). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease.
Voting Rights

The Portfolios are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Portfolio shares held in the Investment Divisions at special shareholder meetings of the Portfolios in accordance with instructions we receive from persons having voting interests in the corresponding Investment

Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.
Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.
We will determine the number of votes of the Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.
If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Any shares owned by NYLIAC and its affiliates will also be voted proportionately in accordance with those instructions. As a result, a small number of policyowners may control the outcome of the vote. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2022 and 2021, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022 (including the report of the independent registered public accounting firm) and each of the Investment Divisions of the Separate Account's statement of assets and liabilities as of December 31, 2022, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

Appendix 1
Portfolios Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. You can find the prospectuses and other information about the Portfolios, including the most current performance information, online at https://dfinview.com/NewYorkLife/TAHD/indexflex. You can also request this information at no cost by calling the VPSC at 800-598-2019 (for IndexFlex Variable Annuity policies) or the NYL Annuities Service Center at 800-762-6212 (for IndexFlex Variable Annuity - FP Series policies) or by sending an email request with your name and mailing address to IndexFlexProspectus@newyorklife.com for the New York Life IndexFlex Variable Annuity or IndexFlexFPProspectus@newyorklife.com for the New York Life IndexFlex Variable Annuity - FP Series.
You may allocate your premium payment or other Accumulation Value to any of the Investment Divisions, in addition to the Index-linked Account and the Fixed Account.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Asset Allocation	MainStay VP Income Builder — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) / Subadvisers: Epoch Investment Partners, Inc. and MacKay Shields LLC	0.87%	(13.73)%	2.67%	5.52%
Asset Allocation	MainStay VP Janus Henderson Balanced — Service Class Adviser: New York Life Investments / Subadviser: Janus Henderson Investors US LLC	0.82%	(16.60)%	6.46%	8.21
Large Cap Equity	MainStay VP S&P 500 Index — Service Class Adviser: New York Life Investments / Subadviser: IndexIQ Advisors LLC	0.37%	(18.40)%	9.00%	12.04%
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.80%	(13.66)%	5.06%	7.87%
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC	0.84%	(30.11)%	10.86%	13.38%
Large Cap Equity	American Funds IS Washington Mutual Investors FundSM — Class 4 Adviser: CRMC	0.75%	(8.69)%	6.84%	11.08%
Appendix 1-1

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC Subadviser: BlackRock (Singapore) Limited	1.01%	(16.07)%	3.25%	4.81%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management & Research Company LLC (“FMR”) / Subadvisers: Other investment advisers	0.39%	(13.38)%	N/A	N/A
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR	0.75%	(15.06)%	4.37%	6.66%
International/ Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode Capital Management, LLC	0.42%	(16.21)%	N/A	N/A
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC (“LMPFA”) / Subadviser: Franklin Advisers, Inc. (“Franklin Advisers”)	0.90%	(16.82)%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.87%	(16.03)%	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.84%	(14.99)%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.85%	(13.29)%	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.89%	(13.18)%	N/A	N/A
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2024 and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Portfolios for the year ended December 31, 2022 reflect temporary fee reductions under such an arrangement.
Appendix 1-2

Appendix 2
Disclosures about the Indexes
Standard and Poor’s 500 Index (Price Return Index)
S&P Opco, LLC requires that the following statement be included in this prospectus:
The S&P 500® index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by NYLIAC. Standard & Poor’s® and S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by NYLIAC. It is not possible to invest directly in an index. Neither the New York Life IndexFlex Annuity or the New York Life IndexFlex Annuity- FP Series (the ‘Policies”) is sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Policies or any member of the public regarding the advisability of investing in securities generally or in the Policies particularly or the ability of the S&P 500® index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to NYLIAC with respect to the S&P 500® index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® index is determined, composed and calculated by S&P Dow Jones Indices without regard to NYLIAC or the Policies. S&P Dow Jones Indices have no obligation to take the needs of NYLIAC or the owners of the Policies into consideration in determining, composing or calculating the S&P 500® index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Policies or the timing of the issuance or sale of the Policies or in the determination or calculation of the equation by which the Policies are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Policies. There is no assurance that investment products based on the S&P 500® index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NYLIAC, OWNERS OF THE POLICIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NYLIAC, OTHER THAN THE LICENSORS OF S&P DOW JONES
INDICES.
Appendix 2-1

Russell 2000® Index (Price Return Index)
FTSE Russell requires that the following statement be included in this Prospectus:
The New York Life IndexFlex Variable Annuity and the New York Life IndexFlex Variable Annuity – FP Series (the “Products”) have been developed solely by NYLIAC. The Products are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 2000® Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® Index is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Products. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Products or the suitability of the Index for the purpose to which it is being put by NYLIAC.
Appendix 2-2

Appendix 3
State Variations
State	Features/Benefits	State Variation
California	Your Right to Cancel (“Free Look”)
If any owner is aged 60 or older at the time
your policy is issued, and you allocate your
premium payment entirely to the Fixed and or
the Index-linked Account during the Free Look
period, we will refund your premium payment,
less any withdrawals, if you cancel during the
Free Look period. If you allocate any portion of
your premium payment to the Investment
Divisions, we will return your Accumulation
Value, calculated as of the day we receive your
request to cancel in Good Order, without any
deduction for premium taxes or surrender
charges.

	Home Health Care Rider	Not available.
Income Payments
Income Payments may be less than those that
we would provide to the same class of
Annuitants if the Accumulation Value, less any
applicable Surrender Charges, was used to
purchase any single premium immediate
annuity we offer on the Annuity
Commencement Date.

Living Needs Benefit/Unemployment Rider
A Disability Qualifying Event is defined as
follows: The Owner has a disability that
prevents him or her from performing for at
least twelve (12) consecutive months the
substantial and material acts necessary to
pursue his or her usual occupation in the usual
or customary way, or to engage in another
occupation in which he or she could
reasonably be expected to perform
satisfactorily in light of his or her age,
education, training, experience, station in life,
and physical and mental capacity.

	Living Needs Benefit Surrender Charge Reduction Rider	Not available.
Delaware	Income Payments
Income Payments may be less than those that
we would provide to the same class of
Annuitants if the Accumulation Value, less any
applicable Surrender Charges, was used to
purchase any single premium immediate
annuity we offer on the Annuity
Commencement Date.

Florida	Your Right to Cancel (“Free Look”)	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and the Accumulation Value.
Appendix 3-1

State	Features/Benefits	State Variation
	Living Needs Benefit Surrender Charge Reduction Rider	NYLIAC does not have the right to have the Owner (or annuitant, if the Owner is not a natural person) examined by a licensed physician of our choice, at our expense.
Income Payments
Income Payments may be less than those that
we would provide to the same class of
Annuitants if the Accumulation Value, less any
applicable Surrender Charges, was used to
purchase any single premium immediate
annuity we offer on the Annuity
Commencement Date.

Home Health Care Rider
Called the Waiver of Surrender Charges for
Home Health Care Qualifying Event Rider.
“Qualifying Event” means the Owner begins
receiving Home Health Care Services provided
by a Home Health Care Provider as
recommended by a licensed physician, and
has received Home Health Care Services for
at least 60 days during the last 6 months.

New Jersey	The Standard Death Benefit
Civil Union partners are permitted to continue
the policy under the spousal continuance
provisions with the following exceptions. If your
Civil Union Partner continues the policy after
your death, your Civil Union Partner will have
all rights of ownership. However, to comply
with the Internal Revenue Code and the
applicable Treasury Regulations, the entire
proceeds of the policy must be either be:(a)
disbursed within five years of the original
Owner’s death; or(b) placed under the Life
Income – Guaranteed Period Payment Option
or any other Income Payment option that is
available at that time, provided that such
payments are made over the life of the Civil
Union Partner or over a number of years that
is not more than the life expectancy of the Civil
Union Partner (as determined for federal tax
purposes) at the time of the original Owner’s
death, and begin within one year after the
original Owner’s death.

	Living Needs Benefit/Unemployment Rider	The rider is called the “Living Needs Benefit Rider”. The unemployment portion of the rider is not available.
Appendix 3-2

State	Features/Benefits	State Variation
New York	DEFINITIONS - Nonforfeiture Value
Nonforfeiture Value – The Nonforfeiture Value
is equal to 100% of the Premium Payment(s)
allocated to the Fixed Account accumulated at
the crediting rate (which shall be no less than
the Guaranteed Minimum Interest Rate) since
the Payment Date, minus any amounts
withdrawn or transferred from the Fixed
Account, with the remaining amount
accumulated at the crediting rate since the
date of withdrawal or transfer. For the
Index-linked Account, the Nonforfeiture Value
upon surrender, death, or annuitization will not
be less than that required by the laws of the
State of New York.

	Living Needs Benefit/Unemployment Rider	Called the “Waiver of Surrender charges for Living Needs Qualifying Events” rider. The unemployment portion of the rider is not available.
	Home Health Care Rider	Called the “Waiver of Surrender Charges for Home Health Care Qualifying Events” rider.
Income Payments
Income Payments will not be less than those
that we would provide to the same class of
Annuitants if the Accumulation Value was used
to purchase any single premium immediate
annuity offered by NYLIAC on the Annuity
Commencement Date.

	Your Right to Cancel (“Free Look”)	You may cancel the policy within ten (10) days from the date you received it and receive (i) any policy charge, (ii) the Accumulation Value, less any withdrawals.
	Living Needs Benefit Surrender Charge Reduction Rider	NYLIAC does not have the right to have the Owner (or annuitant, if the Owner is not a natural person) examined by a licensed physician of our choice, at our expense.
	Delay of Payments	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.
THE INDEX-LINKED ACCOUNT – Interest Crediting Process
Upon full surrender, full annuitization, or
payment of the death benefit; and on each
decennial Policy Anniversary (the 10th, 20th,
30th, etc.); and just prior to any partial
withdrawal or transfer that results in an
Index-Linked Account Accumulation Value of
zero, the Index-Linked Account Accumulation
Value will be increased to equal the
Index-Linked Account Alternative Value, as
defined in the policy, if the Index-Linked
Account Alternative Value is greater than the
Index-Linked Account Accumulation Value at
that time.

Appendix 3-3

State	Features/Benefits	State Variation
Our Right to Cancel for policies with less than $20 per month of Accumulation Value
If we do not receive premium payments for a
period of three years, and the Accumulation
Value of your policy would provide Income
Payments of less than $20 per month on the
Annuity Commencement Date, we reserve the
right to terminate your policy.

North Dakota	Your Right to Cancel (“Free Look”)	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any rider charge, and (ii) the Accumulation Value.
Income Payments
Income Payments may be less than those that
we would provide to the same class of
Annuitants if the Accumulation Value, less any
applicable Surrender Charges, was used to
purchase any single premium immediate
annuity we offer on the Annuity
Commencement Date.

South Dakota	Home Health Care Rider	This rider is called the “Waiver of Surrender Charges for Home Health Care Qualifying Event” rider.
Income Payments
Income Payments may be less than those that
we would provide to the same class of
Annuitants if the Accumulation Value, less any
applicable Surrender Charges, was used to
purchase any single premium immediate
annuity we offer on the Annuity
Commencement Date.

Appendix 3-4

Back Cover Page
The Statement of Additional Information (SAI) dated May 1, 2023 contains more information about the policies and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI is posted on our website, https://dfinview.com/NewYorkLife/TAHD/indexflex. For a free paper copy of the SAI, to request other information about the policies, and to make investor inquiries call us at (800) 598-2019 or write to us at NYLIAC Variable Product Service Center, Madison Square Station, P.O. Box 922, New York, NY, 10159 (IndexFlex Variable Annuity policies) or NYL Annuities - TPD, Mail code 7390, P.O. Box 7247, Philadelphia, PA 19170-7390 (IndexFlex Variable Annuity – FP Series policies).
Reports and other information about the Separate Account are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Separate Account III EDGAR contract identifier for IndexFlex Variable Annuity #C000221968

Separate Account III EDGAR contract identifier for IndexFlex Variable Annuity FP Series #C000221967

Statement of Additional Information
May 1, 2023
for
New York Life IndexFlex Variable Annuity

New York Life IndexFlex Variable Annuity - FP Series
From
New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-III
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life IndexFlex Variable Annuity and New York Life IndexFlex Variable Annuity – FP Series Prospectus. You should read the SAI in conjunction with that Prospectus dated May 1, 2023. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159 (with respect to a New York Life IndexFlex Variable Annuity policy) or NYL Annuities – TPD, at Mail Code 7390, P.O. Box 7247, Philadelphia, PA 19170-7390 (with respect to a New York Life IndexFlex Variable Annuity – FP Series policy). Terms used but not defined in this SAI have the same meaning as in the current New York Life IndexFlex Variable Annuity and New York Life IndexFlex Variable Annuity – FP Series Prospectus.
Table of Contents

General Information and History

New York Life Insurance and Annuity Corporation
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this SAI, NYLIAC offers life insurance policies and other annuities.
NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $184.9 billion at the end of 2022. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
The Separate Account
Separate Account-III was established on November 30, 1994 pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account. Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the Index-linked Account and any other separate account of NYLIAC.
The Policies

The following provides additional information about the policies and supplements the description in the Prospectus.
Valuation of Accumulation Units
Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.
We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:
(a/b) – c
Where:	a	=	the result of:
(1) the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2) the per share amount of any dividend or capital gain distribution made by the Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;
	b	=	the net asset value per share of the Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and
	c	=	the daily Base Contract Charge, which is 1/365th* of the annual Base Contract Charge shown on the Policy Data Page.
	*		In a leap year, this calculation is based on 366 days.
The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.
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Additional information about risks (Non-Principal Risks)

Geopolitical Risks
Geopolitical events, such as the Ukrainian war, have increased market and liquidity volatility and have caused sanctions, trading suspensions and closures. The sanctions include legal, regulatory, currency and economic risks, and additional sanctions may be imposed in the future. The Ukrainian war has had a devastating effect on the Ukrainian and Russian economies, which have expanded to the European economy and worldwide. Certain economic sectors may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. The duration of the war and the economic effects cannot be known. Such events, and other related events, could have a serious negative impact on, among other things, the performance, liquidity and valuation of investments in the Portfolios you choose. In light of these developments, your premium and Accumulation Value allocation choices should be consistent with your personal investment objective and your risk tolerance. In addition, governmental authorities have recently imposed prohibitions on transactions in investments in certain foreign sectors—for example, prohibitions imposed by the U.S. government on investment in companies in the Communist Chinese defense and related material sectors and surveillance technology sectors. If Eligible Portfolios do not comply with such prohibitions, it is possible that we could not allow contract owners to make any new investment in those Portfolios (by premium allocation or transfer), and we could even require that contract owners move any Cash Value out of the affected Eligible Portfolio(s). You should consult each Fund’s prospectus, statement of additional information, and annual and semi-annual reports for more information on these geopolitical risks and potential investment restrictions.
Annuity Payments (The Income Phase)

Unless you instruct us otherwise, we will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.
On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.
General Matters

Non-Participating. The policies are non-participating. Dividends are not paid.
Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If we made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.
Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC (for IndexFlex Variable Annuity policies) or the NYL Annuities - TPD (for IndexFlex Variable Annuity – FP Series policies) at one of the addresses listed in the “CONTACTING NYLIAC” section of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment in Good Order. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General” of the Prospectus.)
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Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.
Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties.We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.
Federal Tax Matters

Taxation of New York Life Insurance and Annuity Corporation
NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.
Tax Status of the Policies
Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.
To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.
Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.
The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, these distribution requirements apply at the death of any Annuitant. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary
4

Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.
Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.
Under the Foreign Account Tax Compliance Act ("FATCA"), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.
Safekeeping Of Separate Account Assets

NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Investment Divisions.
State Regulation

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.
In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.
Records and Reports

NYLIAC maintains all records and accounts relating to the Separate Account. If you believe a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.
It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See the “CONTACTING NYLIAC” section of the Prospectus). In the event your statement is returned from the U.S. Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
As previously required by the federal securities laws, NYLIAC has been mailing to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information regarding the Portfolios required under the federal securities laws or by any other applicable law or regulation. However, beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center if you own a New York Life IndexFlex Variable Annuity policy) or the NYL Annuities Service Center (if you own a New York Life IndexFlex Variable Annuity – FP Series policy). Instead, the reports
5

will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center (if you own a New York Life IndexFlex Variable Annuity policy) or the NYL Annuities Service Center (if you own a New York Life IndexFlex Variable Annuity – FP Series policy).
You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center (if you own a New York Life IndexFlex Variable Annuity policy) or the NYL Annuities Service Center (if you own a New York Life IndexFlex Variable Annuity – FP Series policy). Your election to receive reports in paper will apply to all Portfolios described herein.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022 incorporated in this SAI by reference to the report on Form N-VPFS dated April 4, 2023 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2022 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 4, 2023 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Audited Statutory Financial Statements of NYLIAC as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 4, 2023 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2022 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 4, 2023 are incorporated herein by reference.
Other Information

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. For more information, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.
6

PART C. OTHER INFORMATION
ITEM 27. EXHIBITS
(a)	Board of Directors Resolution.
(a)(1)
Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”)
authorizing establishment of the Separate Account — Previously filed as Exhibit (1) to Registrant’s initial
Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to
Registrant’s Post-Effective Amendment No. 2 on Form N-4 for NYLIAC Variable Annuity Separate Account -
III (File No. 033-87382), filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Contracts.
(c)(1)
Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to
Post- Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate
Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC
Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)
Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC – Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(b) to Post-Effective Amendment No. 1 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed on
4/18/96 and incorporated herein by reference.

(c)(3)
Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and
Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)
Amendment to Distribution and Underwriting Agreement between New York Life Insurance and Annuity
Corporation and NYLIFE Distributors LLC, effective as of March 6, 2015 - Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(g)(1) to Post-Effective Amendment No. 38 to the
registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), filed 4/14/15 and incorporated herein by reference.

(d)	Contracts.
(d)(1)
New York Life IndexFlex Variable Annuity policy (No. ICC20V-P01) — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit 4(a) to the initial registration statement on Form N-4 for
NYLIAC Variable Annuity Separate Account - III (File No. 333-239752), filed on 07/08/20 and incorporated herein by reference.

(d)(2)
New York Life IndexFlex Variable Annuity – FP Series policy (No. ICC20V-P02) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 4(b) to the initial registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-239752), filed on 07/08/20 and incorporated herein by reference.

(d)(3)
New York Life IndexFlex Variable Annuity Index-linked Account Allocation Options - Initial Term Strategies
Rider –(No. ICC20V-R01) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit 4(c) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account -
III (File No. 333-239752), filed on 07/08/20 and incorporated herein by reference.

(d)(4)
New York Life IndexFlex Variable Annuity Index-linked Account Allocation Options - Recurring Term
Strategies Rider (No. ICC20V-R02) — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit 4(d) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - III (File No. 333-239752), filed on 07/08/20 and incorporated herein by reference.

(d)(5)
New York Life IndexFlex Variable Annuity Home Health Care Rider (No.ICC10-R101) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 4(e) to the initial registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-239752), filed on 07/08/20 and incorporated herein by reference.

(d)(6)
New York Life IndexFlex Variable Annuity Living Needs Benefit/Unemployment Rider (No.ICC10-R100) —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 4(f) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No.
333-239752), filed on 07/08/20 and incorporated herein by reference.

(d)(7)
New York Life IndexFlex Variable Annuity Living Needs Benefit Surrender Charge Reduction Rider
(No.ICC17D-R01) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 4(g)
to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No.
333-239752), filed on 07/08/20 and incorporated herein by reference.

(e)	Applications.
(e)(1)
Application for policies for New York Life IndexFlex Variable Annuity (No. ICC20V-AA85) and NC20V-AA85)
— Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 5(a) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No.
333-239752), filed on 07/08/20 and incorporated herein by reference.

(e)(2)
Application for policies for New York Life IndexFlex Variable Annuity - FP Series (No. ICC20VBD85) and
NC20V-BD85) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 5(b) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No.
333-239752), filed on 07/08/20 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(f)(1)
Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on
Form S-6 for NYLIAC MFA Separate Account – I (File No. 02-86083), re-filed in accordance with Regulation
S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)
Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a)(1) to Post-Effective Amendment No. 36
to the registration statement on Form N-4 for the NYLIAC MFA Separate Account – I (File No. 02-86083),
filed 4/12/13 and incorporated herein by reference.

(f)(2)
By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC
MFA Separate Account-I (File No. 02-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e)
as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)
Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)
Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) – Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(3) to Post-Effective Amendment No. 36 to the
registration statement on Form N-4 for the NYLIAC MFA Separate Account – I (File No. 02-86083), filed
4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts. Not applicable.
(h)	Participation Agreements.
(h)(1)
Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA
Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 02-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the
registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity
Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No.
033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(3)
Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series
Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the
registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342),
filed 4/10/06 and incorporated herein by reference.

(h)(4)
Participation Agreement among Legg Mason Investor Services LLC and New York Life Insurance and
Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(5)
Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation,
American Funds Insurance Series and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective Amendment No. 16
to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(6)
Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock
Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the
registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account - I (File No. 033-53342),
filed 4/14/11 and incorporated herein by reference.

(i)	Administrative Contracts.
(i)(1)
Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment
Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s)
to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal
Life-Separate Account - I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(i)(2)
Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series
Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(n) to
Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(i)(3)
12b-1 Plan Services Agreement for the Service Class Shares of Mainstay VP Series Fund, Inc. between
NYLIFE Distributors, Inc. and NYLIAC dated 4/13/02 — Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 19 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(4)
Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors
dated 10/1/11 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o)(o) to
Post-Effective Amendment No. 35 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account – I (File No. 033-53342), filed 4/9/20 and incorporated herein by reference.

(i)(5)
Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated
1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to
Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(6)
Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between
Blackrock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 25 to the registration statement on
Form N-4 for NYLIAC, Variable Annuity Separate Account - I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(7)
Amended and Restated Administrative Services Agreement between New York Life Investment Management
LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR
232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(8)
Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP
Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26
to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No.
033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(9)
Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance
and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as
Exhibit (8)(k)(k) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(10)
Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and New York Life
Insurance and Annuity Corporation dated 1/1/1998 – Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (8)(p)(p) to Post-Effective Amendment No. 35 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account – I (File No. 033-53342), filed 4/9/20 and incorporated herein by reference.

(i)(11)
Tri Party Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Fund Advisor,
LLC, New York Life Insurance and Annuity Corporation, American Funds Insurance Series, American Funds
Distributor, Inc., and Capital Research and Management Company dated 4/13/2020—Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 2 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account III (File No.
333-239752), filed 11/29/21 and incorporated herein by reference.

(i)(12)
Tri Party Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Fund Advisor,
LLC, New York Life Insurance and Annuity Corporation, AIM Variable Insurance Funds (Invesco Variable
Insurance Funds) and Invesco Advisers, Inc. dated 1/21/22—Previously filed in accordance with Regulation
S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to initial registration statement on Form N-6 for NYLIAC Variable
Universal Life Separate Account - I (333-263768), filed 3/22/22 and incorporated herein by reference.

(j)	Other Material Contracts.
(j)(1)
Powers of Attorney – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhbit (j)(1)
to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - III (File No. 333-239752), filed on 4/8/22 and incorporated herein by reference.

(k)	Legal Opinion.
(k)(1)	Opinion and Consent of Charles A. Whites, Jr., Esq. Filed herewith.
(l)	Other Opinions.
(l)(1)	Consent of PricewaterhouseCoopers LLP. Filed herewith.
(m)	Omitted Financial Statements. Not applicable.
(n)	Initial Capital Agreements. Not applicable.
(o)(1)	Form of Initial Summary Prospectus. Not applicable.
ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.
Name:	Title:
DeSanto, Craig L.	Chairman, Chief Executive Officer & President
Brill, Elizabeth K.	Director, Senior Vice President & Chief Actuary
Cook, Alexander I. M.	Director & Senior Vice President
Feldstein, Eric M.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Kravitz, Jodi L.	Director, Senior Vice President & Actuary
Madgett, Mark J.	Director, Executive Vice President & Head of Agency
Malloy, Anthony R.	Director, Executive Vice President & Chief Investment Officer

Name:	Title:
Miller, Amy	Director, Senior Vice President, Deputy General Counsel & Assistant Secretary
Wion, Matthew D.	Director & Senior Vice President
Davidson, Sheila K.	Executive Vice President & Chief Administrative Officer
Abramo, Stephen	Senior Vice President
Akkerman, John W.	Senior Vice President
Albarella, Joel I.	Senior Vice President
Ball, Aaron C.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Bopp, Kevin M.	Senior Vice President
Cassidy, William B.	Senior Vice President
Cherniavsky, Oksana	Senior Vice President
Colleary, Maura R.	Senior Vice President
Cooney, Colleen C.	Senior Vice President
Cronin, Maureen A.	Senior Vice President, Deputy General Counsel, Chief Investment Counsel & Assistant Secretary
Cruz, David	Senior Vice President
DiMella, Robert A.	Senior Vice President
Drinkard, Kenneth R.	Senior Vice President & General Auditor
Formon, William	Senior Vice President
Giacco, Jay J.	Senior Vice President
Heine, Kevin J.	Senior Vice President
Herwig, Julie E.	Senior Vice President
Hu, Amy	Senior Vice President & Chief Marketing Officer
Huang, Dylan W.	Senior Vice President
Jayaraman, Nithya	Senior Vice President
Karaoglan, Alain L.	Senior Vice President
Khalil, Saad A.	Senior Vice President
Kuhl-Sarrubbo, Amanda L.	Senior Vice President
Lackey, Michael P.	Senior Vice President
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McCarthy, Elizabeth W.	Senior Vice President
McDonnell, Michael K.	Senior Vice President, General Counsel & Chief Legal Officer
Micucci, Alison H.	Senior Vice President
Navarro, Kathleen	Senior Vice President & Chief Diversity Officer
Phlegar, Jeffrey S.	Senior Vice President
Recine, Roberto	Senior Vice President
Rodgers, Joanne H.	Senior Vice President & Head of Human Resources
Rosenthal, Benjamin L.	Senior Vice President & Chief Risk Officer
Rzad, Amaury (AJ) J.	Senior Vice President
Sabal, Craig A.	Senior Vice President & Deputy Chief Investment Officer
Schwartz, Richard C.	Senior Vice President
Silber, Irwin	Senior Vice President
Simonetti, Richard P.	Senior Vice President
Susser, Andrew M.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Taylor, Todd	Senior Vice President
Tillotson, Sandra G.	Senior Vice President & Chief Compliance Officer
Virendra, Sonali	Senior Vice President
Wang, Janet	Senior Vice President
Wheeler, Douglas A.	Senior Vice President
Yoon, Jae	Senior Vice President

Name:	Title:
Abdelkader, Farid	Vice President & Associate General Auditor
Advani, Janice	Vice President
Albano, Angelina	Vice President
Anderson, Erik A.	Vice President & Actuary
Armstrong, Vivian	Vice President
Ascione, Mitchell P.	Vice President
August, James R.	Vice President
Axberg, Kari	Vice President
Bader, Randi	Vice President & Associate General Counsel
Bain, Karen A.	Vice President – Tax
Baliga, Naman	Vice President
Ballman, Cheryl	Vice President
Becher, Eric R.	Vice President
Behar, Paul	Vice President
Beligotti, Jeffrey	Vice President & Actuary
Berry, Ross	Vice President
Borisenko, Evgueni	Vice President & Actuary
Boyd IV, Robert L.	Vice President
Braut, Stephen A.	Vice President
Bredikis, Scott	Vice President
Brobston, Irena S.	Vice President
Brochard, Gabrielle	Vice President & Actuary
Brooks, Whytne	Vice President
Brotherton, Diane M.	Vice President
Budhwani, Reshma	Vice President
Bustamante, Rene	Vice President
Caminiti, Philip E.	Vice President
Campellone, Mark A.	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Carey, Christopher H.	Vice President
Carrig, Erica E.	Vice President & Associate General Counsel
Casanova, Ramon A.	Vice President & Actuary
Chan, David	Vice President, Associate General Counsel & Assistant Secretary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cirella, Margaret M.	Vice President
Citera, Frank	Vice President
Civello, Alisa M.	Vice President
Closs, Nancy A.	Vice President
Cohen, Andrew J.	Vice President
Cohen, Ross E.	Vice President
Collins, Maria V.	Vice President
Colon, Wilfred R.	Vice President
Colton, Andrew	Vice President
Connolly, Patrick J.	Vice President & Deputy General Counsel
Conti, Jane S.	Vice President
Coontz, Mickey W.	Vice President
Crawford, Thomas	Vice President & Actuary
Cristallo, Gina A.	Vice President
Cruz, Jeanne M.	Vice President
Curran, Debra	Vice President
Danzig, Jeff	Vice President & Actuary

Name:	Title:
Davis, Juliet	Vice President
Del Bello, Timothy	Vice President
DelGreco, Phylliss A.	Vice President & Associate General Counsel
Dias, Maryann D.	Vice President
Diaz, Mayra L.	Vice President
DiCarmine, Kristen	Vice President
DiRago, John C.	Vice President
Donner, Andrew	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Doshi, Manoj	Vice President
Duarte, Deborah	Vice President
Dubrow, Michael G.	Vice President
Eppink, Jr., Richard H.	Vice President
Facinelli, Joanne S.	Vice President
Feeney, Brendan L.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Christopher P.	Vice President
Fitzgerald, Edward J.	Vice President
Florin, Timothy	Vice President
Fong, Michael	Vice President & Actuary
Fox, Ryan D.	Vice President
Frawley, Stephanie A.	Vice President
Freeman, Lisa A.	Vice President
Fromm, Paul	Vice President
Froshiesar, Donn	Vice President
Gallagher, Erin M.	Vice President
Gamble, Michael	Vice President
Gangemi, Thomas J.	Vice President
Gao, J. Kevin	Vice President & Associate General Counsel
Gill, Sandra	Vice President
Gleason, Kevin M.	Vice President
Goldstein, Andrew	Vice President
Goldstein, Paul Z.	Vice President & Associate General Counsel
Gomez, Mark A.	Vice President & Associate General Counsel
Grisham Zrno, Brooke B.	Vice President
Gunda, Kishore	Vice President
Hajducek, Laura	Vice President
Hallahan, Mary T.	Vice President & Assistant Treasurer
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Hayden, Adam C.	Vice President
Healy, Brendan J.	Vice President
Hekmat, Saba	Vice President
Heller, Thomas S.	Vice President
Henderson, Loyd T.	Vice President
Hoffman, Eric S.	Vice President
Hofmann, Glenn	Vice President
Howland, Abbett P.	Vice President
Huang, Angela	Vice President & Actuary
Jackson, Zerlina R.	Vice President
James, Jack A.	Vice President

Name:	Title:
Johnston, Albert W.	Vice President
Johnston, Todd C.	Vice President
Kakkanattu, Manuel M.	Vice President
Katti, Rohit R.	Vice President
Kaufman, Wayne	Vice President
Kelly, Christopher P.	Vice President & Associate General Auditor
Kim, Terry	Vice President
King, Martin L.	Vice President
Klatell, Jeremy N.	Vice President, Associate General Counsel & Chief Litigation Counsel
Kraus, Linda M.	Vice President
Krockta, Peter	Vice President
Krueger, Kyle	Vice President
Kuan, Melissa	Vice President
Kula, Michael	Vice President & Actuary
Kyan, Raymond	Vice President
Landaas, Marci P.	Vice President
LaPier, Theodore	Vice President & Associate General Counsel
Larkin, Colleen E.	Vice President & Assistant Secretary
Lathrop, Douglas	Vice President
Lee, Young	Vice President
Lewis, Sean S.	Vice President
Lewis, Tanner	Vice President
Lippman, John S.	Vice President
Loden, Wesley	Vice President & Actuary
Lowenhaupt-Brohan, Laura A.	Vice President & Associate General Auditor
Lynn, Eric J.	Vice President & Actuary
Madabushi, Krishna Prashanth	Vice President
Madgett, Sean	Vice President
Mak, William	Vice President
Marinaccio, Ralph S.	Vice President
Martello, Virginia C.	Vice President
Mauceri, Maria J.	Vice President & Actuary
Mayer, Carol S.	Vice President & Associate General Counsel
McClain, Keith B.	Vice President
McEldowney, Christian F.	Vice President
McGilberry, Brent	Vice President
McGinnis, Timothy M.	Vice President
McKeon, John	Vice President & Actuary
McNamara, Stephen J.	Vice President & Actuary
McNulty, Stephen B.	Vice President
Meere, Jacqueline	Vice President
Melka, Frank David	Vice President
Micale, Anthony F.	Vice President
Micun, Pawel	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President & Chief Information Security Officer
Mitra, Debapriya	Vice President
Molinaro, Michael	Vice President
Morales, Carlos J.	Vice President
Mosquera, Jaime	Vice President & Actuary
Mount, William J.	Vice President
Murphy, Marijo F.	Vice President

Name:	Title:
Nair, Dinesh K.	Vice President
Nesle, Heather M.	Vice President
Newman, Jennifer	Vice President
Ng, Ching (Andrew)	Vice President & Actuary
O'Brien, Daniel J.	Vice President
O'Hanlon, Thomas P.	Vice President
O'Hearn, Claudine C.	Vice President
Orban, Rachel	Vice President & Associate General Counsel
Panganiban, Maria E.	Vice President
Paone, Jonathan T.	Vice President
Pasyanos, Michelle M.	Vice President & Actuary
Pavone, Joseph	Vice President
Pensabene, Michael	Vice President
Perrotti, Anthony R.	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petersen, Todd	Vice President & Actuary
Peterson, Joseph P.	Vice President
Peterson, Neil D.	Vice President
Pizzute, Robert J.	Vice President
Portnoy, Michael	Vice President
Quartararo, Paul	Vice President
Rajendran, Paul P.	Vice President
Rangachar, Raghu	Vice President & Actuary
Raturi, Sanjana	Vice President
Rhodehouse, Kevin G.	Vice President
Rice, Scott	Vice President
Rodrigue, Kyle	Vice President
Rosenblum, Tal	Vice President
Rosh, Robert M.	Vice President & Deputy General Counsel
Rotondo, Richard	Vice President
Roy, Arindam A.	Vice President
Roy, Jennifer M.	Vice President
Rubin, Janis C.	Vice President
Safieh, Sean A.	Vice President
Sarma, Samar	Vice President
Sarrubbo, Amanda K.	Vice President & Actuary
Savica, Jennifer	Vice President
Scanlon, Swati S.	Vice President
Schair, Adam B.	Vice President
Schirizzo, Michael	Vice President
Scozzafava, Mark J.	Vice President
Seaman, Brian	Vice President
Seewald, Scott R.	Vice President
Seguin, Brian	Vice President
Sell, David S.	Vice President
Shah, Chintan T.	Vice President
Shapiro, Natalie	Vice President
Sherman, Eric C.	Vice President & Actuary
Sherman, Nancy G.	Vice President
Singh, Jacqueline	Vice President
Smith, Elizabeth A.	Vice President
Smith, Kevin M.	Vice President

Name:	Title:
Smith, Lorne M.	Vice President & Associate General Counsel
Solazzo, Amy L.	Vice President
Sommer, Kenneth M.	Vice President
Standbridge, Elizabeth A.	Vice President
Stazzone, Michael T.	Vice President
Steelman, Elliot H.	Vice President
Strutton, Rebecca	Vice President & Associate General Counsel
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Taylor, John G.	Vice President
Thomson, Alana D.	Vice President
Tillinghast, Mark E.	Vice President
Tobin, Michael	Vice President
Tomassi, Deborah A.	Vice President
Torrey, Arthur S.	Vice President
Tzani, Rodanthy	Vice President
Valdes, Gilberto	Vice President
Vandegrift, Jr., Donald P.	Vice President & Associate General Counsel
Verastegui, Victor A.	Vice President
Vicent, Carlos	Vice President
Vilchis, Hector D.	Vice President
Waelti, Linus	Vice President & Actuary
Wall, Joseph E.	Vice President
Walsh, Edward C.	Vice President
Walsh, Simon	Vice President
Warner, S. Andre	Vice President & Associate General Counsel
Washington, Corey	Vice President
Weatherman, Aaron	Vice President & Actuary
Webster, Gregory H.	Vice President
Wei, Helen	Vice President
Weinstein, Scott W.	Vice President
Weiss, Jennifer M.	Vice President
White, Richard A.	Vice President
Whites, Charles A.	Vice President & Associate General Counsel
Wickwire, Brian D.	Vice President
Wilcox, Lyle D.	Vice President
Williams, Matthew	Vice President
Yashnyk, Michael A.	Vice President
Yee, Paul M.	Vice President
Yenko, Elizabeth M.	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Associate General Counsel & Secretary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.
Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MSSIV NYL Investor Member LLC	(Delaware)	(NYLIC: 90%, NYLIAC: 10%)
NYL Investors LLC(*)(†)	(Delaware)
NYL Investors (U.K.) Limited(*)(†)	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II-HOLLIDAY UNION JV LLC	(Delaware)	(90%)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MNCVAD II-IND SHILOH CA LLC	(Delaware)
MNCVAD II-BIG SHILOH JV LLC	(Delaware)	(90%)
MSSDF GP LLC	(Delaware)
MSSDF Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund LP	(Delaware)	(40.4%)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSSDF REIT Funding Sub II LLC	(Delaware)
MSSDF REIT Funding Sub III LLC	(Delaware)
MSSDF REIT Funding Sub IV LLC	(Delaware)
MSSDF REIT Funding Sub V LLC	(Delaware)
MSSDF REIT Funding Sub VI LLC	(Delaware)
MSSDF REIT Funding Sub VII LLC	(Delaware)
MSSIV GP LLC	(Delaware)
Madison Square Strategy Investments Venture LP	(Delaware)
MSSIV Reit Manager LLC	(Delaware)	(51%)
Madison Square Strategy Investments Venture REIT LLC	(Delaware)	(51%)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[7]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MADISON-IND TAMARAC FL LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MADISON-OFC BRICKELL FL LLC	(Delaware)
MADISON-IND POWAY CA LLC	(Delaware)
MADISON-LPC POWAY JV LLC	(Delaware)	(95%)
MADISON-MF GRANARY FLATS TX LLC	(Delaware)
MADISON-AO GRANARY FLATS JV LLC	(Delaware)	(99.999%; TP: 0.001%)
MADISON-AO GRANARY FLATS OWNER LLC	(Delaware)
MADISON-IND 2080 ENTERPRISE CA LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Gateway Phases II and III, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(100%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
MADISON-MF TECH RIDGE TX LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MADISON-RTL SARASOTA FL, LLC	(Delaware)
MADISON-MOB CITRACADO CA LLC	(Delaware)
MADISON-MF THE MEADOWS WA LLC	(Delaware)
MADISON-ACG THE MEADOWS JV LLC	(Delaware)
MADISON-ACG THE MEADOWS OWNER LLC	(Delaware)
Madison-MF Osprey QRS Inc	(Delaware)
Madison-MF Osprey NC GP LLC	(Delaware)
Madison-MF Osprey NC LP	(Delaware)	(QRS: 99%; GP/LLC: 1%)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP (“MSVEFLP”)	(Delaware)	(51%)(MSVEF GP LLC is the Sole GP)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-OFC Tampa GP LLC	(Delaware)
MSVEF-OFC WFC Tampa FL LP	(Delaware)
MSVEF-FG WFC Tampa JV LP	(Delaware)	(GP/LLC 94.59%)
MSVEF-OFC WFC Tampa PO GP LLC	(Delaware)
MSVEF-FG WFC Property Owner LP	(Delaware)
MSVEF-IND Commerce 303 GP LLC	(Delaware)
MSVEF-IND Commerce 303 AZ LP	(Delaware)
MSVEF-SW Commerce 303 JV LP	(Delaware)	(95%)
MSVEF-MF Pennbrook Station GP LLC	(Delaware)	(51%)
MSVEF-MF Pennbrook Station PA LP	(Delaware)	(MSVEFLP: 51%; GPLLC: 0%)
MSVEF-MF Burrough’s Mill GP LLC	(Delaware)
MSVEF-MF Burrough’s Mill NJ LP	(Delaware)
New York Life Group Insurance Company of NY (“NYLG”)	(New York)
Life Insurance Company of North America	(Pennsylvania)
LINA Benefit Payments, Inc.	(Delaware)
New York Life Benefit Payments LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.3%, NYLIC: 1.4%)
Max I. Ltd.	(India)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Max Assets Services Ltd.	(India)
Max Estates Ltd.	(India)
Max Square Limited	(India)	(51%, NYLIC: 49%)
Pharmax Corporation Ltd.	(India)	(100%)
Max Towers Pvt. Ltd.	(India)
Max Estates 128 Pvt. Ltd.	(India)
Max Estates Gurgaon Ltd.	(India)
Acreage Builders Pvt. Ltd.	(India)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99%; ADIS: 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
MacKay Shields LLC	(Delaware)
MacKay Shields Emerging Markets Debt Portfolio	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Strategic Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.00%)
Plainview Funds plc – MacKay Shields Structured Products Opportunities Portfolio	(Ireland)	(NYLIC: 99.98%; MacKay: 0.02%)
Plainview Funds plc – MacKay Shields Emerging Markets Debt Portfolio		(NYLIC: 99.99%; MacKay: 0.01%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(.07%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select Credit Opportunities Fund GP LLC	(Delaware)
MacKay Shields Select Credit Opportunities Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)
MacKay Flexible Income Fund GP LLC	(Delaware)
MacKay Flexible Income Fund LP	(Delaware)
MacKay Multi-Asset Real Return Fund GP LLC	(Delaware)
MacKay Multi-Asset Real Return Fund LP	(Delaware)
MacKay Multi-Asset Income Fund GP LLC	(Delaware)
MacKay Multi-Asset Income Fund LP	(Delaware)
MacKay Municipal Managers High Income Opportunities GP LLC	(Delaware)
MacKay Municipal High Income Opportunities Fund LP	(Delaware)
Cascade CLO Manager, LLC	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MacKay Shields Europe Investment Management Limited	(Ireland)
MacKay Shields European Credit Opportunity Fund Limited	(Jersey)	(NYLIAC: 0.0% in liquidation)
MKS Global Sustainable Emerging Markets Equities Fund GP LLC	(Delaware)
Candriam Global Sustainable Emerging Markets Equities Fund LP	(Delaware)	(GP: .05%; NYLIAC: 99.95%)
MKS Global Emerging Markets Equities Fund GP LLC	(Delaware)
Candriam Global Emerging Markets Equities Fund LP	(Delaware)	(GP: .05%; NYLIAC: 99.95%)
MCF Optimum Sub LLC	(Delaware)	(Merged into Apogem April 1, 2022)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Apogem Capital fka New York Life Investments Alternatives LLC	(Delaware)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 21.90%; NYLIAC 78.10%) (Apogem is a Non-Managing Member)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF CLO IX Ltd.	(Cayman Islands)[7]
MCF CLO IX LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund III LLC	(Delaware)[7]	(0 voting ownership)
MCF Hyundai Fund LLC	(Delaware)[7]	(0 voting ownership)
Apogem Direct Lending Hyundai Fund 2 LLC	(Delaware)[7]	(0 voting ownership)
MCF Senior Debt Fund-2020 LP	(Cayman Islands)[7]	(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[7]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[7]
YA Canada Corporation	(Nova Scotia, Canada)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
GoldPoint Core Opportunities Fund, L.P.	(Delaware Series LP)
GoldPoint Core Opportunities Fund II L.P.	(Delaware Series LP)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Blocker LP	(Delaware)	(“GPPMBA”)
GPP Mezz IV A Preferred Blocker LP	(Delaware)
GPP Mezz IV B Blocker LP	(Delaware)	(“GPPMBB”)
GPP Mezz IV C Blocker LP	(Delaware)	(“GPPMBC”)
GPP Mezz IV D Blocker LP	(Delaware)	(“GPPMBD”)
GPP Mezz IV E Blocker LP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezz IV F Blocker LP	(Delaware)
GPP Mezz IV G Blocker LP	(Delaware)
GPP Mezz IV H Blocker LP	(Delaware)
GPP Mezz IV I Blocker LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)
GPP V – ECI Aggregator LP	(Delaware)
GPP V G Blocker Holdco LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LLC	(Delaware)
GoldPoint Partners Private Debt Offshore V, LP	(Cayman Islands)
GPP Private Debt V RS LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LP	(Delaware)
GoldPoint Partners Private Debt V, LP	(Delaware)
GPP PD V A Blocker LLC	(Delaware)
GPP Private Debt V-ECI Aggregator LP	(Delaware)
GPP PD V B Blocker LLC	(Delaware)
GPP PD V D Blocker LLC	(Delaware)
GPP LuxCo V GP Sarl	(Luxembourg)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar, GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada V GenPar Inc.	(New Brunswick, Canada)
GoldPoint Partners Select Manager Canada Fund V, L.P.	(Ontario, Canada)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Canada)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GPP VI Blocker C LLC	(Delaware)
GPP VI Blocker D LLC	(Delaware)
GPP VI Blocker E LLC	(Delaware)
GPP VI Blocker F LLC	(Delaware)
GPP VI Blocker G LLC	(Delaware)
GPP VI Blocker H LLC	(Delaware)
GPP VI Blocker I LLC	(Delaware)
Apogem CO-Invest VII GenPar, GP LLC
Apogem Co-Invest VII GenPar LP
Apogem Co-Investment VII, LP
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
GoldPoint Partners Canada GenPar, Inc.	(Canada)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar GP, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co. (Mauritius) LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC	(Mauritius)
NYLIM Jacob Ballas India (FVCI) III (Mauritius) LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC	(Mauritius)
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Apogem: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
Tetra Opportunities Partners	(Delaware)	(DE Series)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG PA Private Markets (Cayman) LP	(Cayman Islands)
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
ApCap Strategic Partnership I LLC	(Delaware)
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Cary, LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II, LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V-ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Cayman Islands)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
PASCPEF IX GP, LLC	(Delaware)
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Islands)
APEF X GP, LLC	(Delaware)
Apogem Private Equity Fund X, LP fka [PA] Private Equity Fund X, LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PASF VI GP, LLC	(Delaware)
PA Secondary Fund VI, LP	(Delaware)
PA Secondary Fund VI Coinvestments, LP	(Delaware)	(68.14%)
PA Secondary Fund VI (Cayman), LP	(Cayman Islands)	(68.14%)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF II GP, LLC	(Delaware)
PA Small Company Coinvestment Fund II, LP	(Delaware)
PA Small Company Coinvestment Fund II (Cayman), LP	(Cayman Islands)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
PARAF III GP, LLC	(Delaware)
PA Real Assets Fund III, LP	(Delaware)
SAF GP LLC	(Delaware)
Social Advancement Fund, LP	(Delaware)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
RidgeLake Partners GP, LLC	(Delaware)
RidgeLake Partners, LP	(Delaware)
RidgeLake Co-Investment Partners, LP	(Delaware)
NYLCAP Holdings (Mauritius)	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
JB Cerestra Investment Management LLP	(Mauritius)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
New York Life Investment Management Hong Kong Limited	(China)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings LLC	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQ Holdings: 25.63%)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)[7]	(NYLIAC: 98.5%)
IQ MacKay Shields Municipal Insured ETF		(NYL: 0.00%)
IQ MacKay Shields Municipal Intermediate ETF		(NYL: 0.00%)
IQ MacKay ESG Core Plus Bond ETF		(NYLIM: 94.45%)
IQ MacKay California Municipal Intermediate ETF		(NYLIM: 42.63%, NYLIAC: 43.48%)
IQ MacKay ESG High Income ETF		(NYLIM: 99.47%)
IQ MacKay Multi-Sector Income ETF		(NYLIM: 99.06%)
IQ Ultra Short Duration ETF		(NYL: 0.00%)
IQ Winslow Focused Large Gap Growth ETF		(NYLIM: 95.16%)
IQ Winslow Large Gap Growth ETF		(NYLIM: 99.55%)
IndexIQ ETF Trust	(Delaware)	(NYLIC: 10.2%)
IQ 50 Percent Hedged FTSE International ETF		(NYLIM: 51.16%)
IQ 500 International ETF		(NYLIM: 94.41%)
IQ CBRE NexGen Renewal Estate ETF		(NYL: 0.00%)
IQ Chaikin US Large Cap ETF		(NYLIM: 97.83%)
IQ Chaikin US Small Cap ETF		(NYLIM: 80.08%)
IQ Clean Oceans ETF		(NYLIAC: 76.13%)
IQ Cleaner Transport ETF		(NYLIAC: 76.23%)
IQ Engender Equality ETF		(NYLIAC: 79.91%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
IQ FTSE International Equity Currency Neutral ETF		(NYLIM: 42.73%)
IQ Global Equity R&D Leaders ETF		(NYLIM: 76.31%)
IQ Global Resources ETF		(NYL: 0.00%)
IQ Healthy Hearts ETF		(NYLIAC: 66.66%)
IQ Hedge Event-Driven Tracker ETF		(NYL: 0.00%)
IQ Hedge Long/Short Tracker ETF		(NYL: 0.00%)
IQ Hedge Macro Tracker ETF		(NYL: 0.00%)
IQ Hedge Market Neutral Tracker ETF		(NYL: 0.00%)
IQ Hedge Multi-Strategy Tracker ETF		(NYL: 0.00%)
IQ Merger Arbitrage ETF		(NYL: 0.00%)
IQ Real Return ETF		(NYL: 0.00%)
IQ S&P High Yield Low Volatility Bd ETF		(NYLIM: 54.57%)
IQ US Real Estate Small Cap ETF		(NYL: 0.00%)
IQ Candriam ESG International Equity ETF		(NYLIM: 93.55%)
IQ Candriam ESG U.S. Mid Cap Equity ETF		(NYLIM: 94.93%)
IQ Candriam ESG U.S. Large Cap Equity ETF		(NYLIM: 84.34%)
IQ U.S. Large Cap R&D Leaders ETF		(NYLIM: 94.95%)
IQ U.S. Mid Cap R&D Leaders ETF		(NYLIM: 94.94%)
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited	(UK)
Tristan Capital Partners Holdings Limited	(England & Wales)	(49%)
Tristan Capital Holdings Limited	(England & Wales)	(100%)
Tristan Capital Partners LLP	(England & Wales)	(100%)
EPISO 4 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
EPISO 4 (GP) LLP	(England & Wales)	(16%) (5 individual members)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%) (18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
Tristan Capital Limited	(England & Wales)	(92%)
Tristan Capital Partners LLP	(England & Wales)	(92%) (25 individual members)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(Scotland)
CCP IV Co-Investment LP	(Scotland)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
CCP IV Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)
CCP III (GP) LLP	(England & Wales)	(50%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 IOM Limited	(Isle of Man)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(33%) (2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSP	(Luxembourg)
TCP Incentive Partners SCSP	(Luxembourg)
TCP Incentive Partners (GP) S.à.r.l.	(Luxembourg)
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
Tristan (Holdings) Limited	(England & Wales)	(40%) (10 shares held by an individual)
EPISO 3 Feeder (GP) Limited	(Scotland)	(40%)
CCP V Feeder (GP) LLP	(England & Wales)	(40%) (2 individual members)
EPISO 4 Feeder (GP) LLP	(England & Wales)	(40%) (2 individual members)
CCP 5 Feeder LLP	(England & Wales)	(33%) (40%) (2 individual members)
Tristan Global Securities GP Limited	(Cayman Islands)	(40%)
Tristan Global Securities LP	(Cayman Islands)	(40%)
KTA Holdco	(Luxembourg)	(CANLUX: 66.67%, Apogem: 33.33%)
Kartesia Management SA	(Luxembourg)	(33%)
Kartesia UK Ltd.	(UK)
Kartesia Belgium	(Belgium)
Kartesia Credit FFS	(France)
Kartesia GP III	(Luxembourg)
Kartesia Credit Opportunities III S.C.A., SICAV-SIF	(Luxembourg)
Kartesia Securities	(Luxembourg)
Kartesia III Topco S.á.r.l.	(Luxembourg)
Kartesia GP IV	(Luxembourg)
Kartesia Credit Opportunities IV SCS SICAV-SIF	(Luxembourg)
Kartesia Securities IV	(Luxembourg)
Kartesia Securities IV Topco S.á.r.l.	(Luxembourg)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Kartesia Master GP	(Luxembourg)
Kartesia Credit Opportunities V Feeder SCS	(Luxembourg)
Kartesia Senior Opportunities I SCS, SICAV-RAIF	(Luxembourg)
KASS Unleveled S.á.r.l.	(Luxembourg)
KSO I Topco S.á.r.l.	(Luxembourg)
Kartesia Credit Opportunities V SCS	(Luxembourg)
Kartesia Securities V S.á.r.l.	(Luxembourg)
Candriam Luxco S.á.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam	(Luxembourg)	(”CANLUX”) (CG: 90.585%; 1 share held by CANLUXS)
Candriam Belgian Branch
Candriam France Branch
Candriam Italy Branch
Candriam UK Establishment
Candriam Germany Branch
Candriam US Branch
Candriam Spain Branch
Candriam Netherlands Branch
Candriam MENA Branch	(Dubai, UAE)
Candriam Monétaire SICAV	(France)	(CANBEL: 0.83%; CANFR: 1.96%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Candriam GP	(Luxembourg)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
Belfius Fund Target Income 2032		(0.00%)
Belfius Equities	(Belgian)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 8.68%, CANBEL: 5.02%)
Cordius CIG		(“CIG”) (CANBEL: 36.64%; CANLUX: 63.36%)
Candriam Absolute Return	(Luxembourg)	(CIG: .31%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(CIG: .31%)
Candriam Bonds	(Luxembourg)	(NYLIAC: 0.21%)
Candriam Bonds Capital Securities		(CIG: 0.01%)
Candriam Bonds Convertible Defensive		(0.00%)
Candriam Bonds Convertible Opportunities		(0.00%)
Candriam Bonds Credit Alpha		(NYLIAC: 19.93%, CIG: 0.01%)
Candriam Bonds Credit Opportunities		(0.00%)
Candriam Bonds Emerging Debt Local Currencies		(CIG: 0.02%)
Candriam Bonds Emerging Markets		(0.01%)
Candriam Bonds Emerging Markets Corporate		(CIG: 0.01%)
Candriam Bonds Emerging Markets Total Return		(CIG: 0.01%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam Bonds Euro Corporate Financials		(0.00%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(0.00%)
Candriam Bonds Euro High Yield		(0.00%)
Candriam Bonds Euro Short Term		(0.00%)
Candriam Bonds Euro Long Term		(CIG: 0.02%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(0.00%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(0.00%)
Candriam Bonds International		(0.02%)
Candriam Bonds Total Return		(0.00%)
Candriam Business Equities	(Belgium)	(0.00%)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 2.08%)
Candriam Equities L	(Luxembourg)	(NYLIAC: 0.10%; CIG: 0.03%)
Candriam Equities L Australia		(0.00%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(0.00%)
Candriam Equities L EMU		(0.00%)
Candriam Equities L EMU Innovation		(CIG: 0.01%)
Candriam Equities L Europe Conviction		(0.00%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Optimum Quality		(0.00%)
Candriam Equities L Global Demography		(0.00%)
Candriam Equities L Life Care		(0.00%)
Candriam Equities L Meta Globe		(75.05%)
Candriam Equities L Oncology Impact		(0.00%)
Candriam Equities L Risk Arbitrage Opportunities		(NYLIAC: 18.11%, CIG: 0.01%)
Candriam Equities L Robotics & Innovation Technology		(0.00%)
Candriam Fund	(Luxembourg)	(0.00%)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(0.00%)
Candriam Fund Sustainable European Equities Fossil Free		(0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam GF	(Luxembourg)	(NYLIAC: 52.21%; NYLIM: 5.70%; CIG: 4.41%)
Candriam GF AUSBIL Global Essential Infrastructure		(NYLIAC: 89.29%, CIG: 0.02%)
Candriam GF AUSBIL Global Small Cap		(NYLIAC: 99.99%, CIG: 0.01%)
Candriam GF Short Duration US High Yield Bonds		(CIG 94.20%)
Candriam GF U.S. Equity Opportunities		(0.00%)
Candriam GF US Corporate Bonds		(NYLIAC: 96.26%)
Candriam GF US High Yield Corporate Bonds		(NYLIAC: 38.95%, CIG: 0.02%)
Candriam Impact One	(Luxembourg)	(NYLIAC: 30.62%)
Candriam Index Arbitrage	(Luxembourg)	(0.00%)
Candriam L	(Luxembourg)	(CIG: .07%)
Candriam L Balanced Asset Allocation		(CIG: 0.00%)
Candriam L Conservative Asset Allocation		(0.00%)
Candriam L Dynamic Asset Allocation		(CIG: 4.55%)
Candriam L Multi-Asset Income		(0.00%)
Candriam L Multi-Asset Income & Growth		(CIG: 0.01%)
Candriam L Multi-Asset Premia		(CIG: 0.03%)
Candriam Long Short Credit		(0.00%)
Candriam M		(CIG: 0.04%)
Candriam M Global Trading		(CIG: 0.04%)
Candriam M Impact Finance		(CIG: 0.03%)
Candriam M Multi Strategies		(CIG: 0.05%)
Candriam Money Market	(Luxembourg)	(0.00%)
Candriam Money Market Euro		(0.00%)
Candriam Money Market Euro AAA		(0.00%)
Candriam Money Market Usd Sustainable		(0.00%)
Candriam Multi-Strategies	(France)	(CANBEL 16.51%, CANFR: 25.32%, CANLUX: 58.14%, CIG: 0.01%)
Candriam Patrimoine Obli-Inter	(France)	(0.00%)
Candriam Risk Arbitrage	(Luxembourg)	(0.00%)
Candriam Sustainable	(Luxembourg)	(NYLIAC: 0.10%)
Candriam Sustainable Bond Emerging Markets		(0.00%)
Candriam Sustainable Bond Euro		(0.00%)
Candriam Sustainable Bond Euro Corporate		(0.00%)
Candriam Sustainable Bond Euro Short Term		(0.00%)
Candriam Sustainable Bond Global		(0.02%)
Candriam Sustainable Bond Global Convertible		(CIG: 0.01%)
Candriam Sustainable Bond Global High Yield		(0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam Sustainable Bond Impact		(NYLIAC: 46.10%, CIG: 0.01%)
Candriam Sustainable Defensive Asset Allocation		(0.00%)
Candriam Sustainable Equity Children		(0.00%)
Candriam Sustainable Equity Circular Economy		(0.00%)
Candriam Sustainable Equity Climate Action		(0.00%)
Candriam Sustainable Equity Emerging Markets		(0.00%)
Candriam Sustainable Equity EMU		(0.00%)
Candriam Sustainable Equity Europe		(0.00%)
Candriam Sustainable Equity Europe Small & Mid Caps		(0.00%)
Candriam Sustainable Equity Future Mobility		(CIG: 0.01%)
Candriam Sustainable Equity Japan		(0.00%)
Candriam Sustainable Equity Quant Europe		(0.00%)
Candriam Sustainable Equity US		(0.00%)
Candriam Sustainable Equity World		(0.00%)
Candriam Sustainable Equity Money Market Euro		(0.00%)
Candriam World Alternative	(Luxembourg)	(NYLIAC: 33.62%)
Candriam World Alternative Alphamax		(NYLIAC: 33.77%)
Cleome Index	(Luxembourg)	(0.00%)
Cleome Index EMU Equities		(0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(0.06%)
Cleome Index Euro Short Term Bonds		(0.00%)
Cleome Index Europe Equities		(0.00%)
Cleome Index USA Equities		(0.00%)
Cleome Index World Equities		(0.00%)
Paricor		(CIG: 0.06%)
Paricor Patrimonium		(CIG: 0.07%)
IndexIQ		(CIG: 41%)
IndexIQ Factors Sustainable Corporate Euro Bond		(CIG: .20%)
IndexIQ Factors Sustainable EMU Equity		(CIG: 6.19%)
IndexIQ Factors Sustainable Europe Equity		(CIG: .24%)
IndexIQ Factors Sustainable Japan Equity		(CIG: .13%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
IndexIQ Factors Sustainable Sovereign Euro Bond		(CIG: .87%)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (79.66%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil IT - Ausbil Global SmallCap Fund	(Australia)	(NYLIAC: 27.06%)
Ausbit IT – Ausbil Long Short Focus Fund	(Australia)	(NYLIAC: 8.83%)
NYLIFE Distributors LLC	(Delaware)
Flatiron RR LLC	(Delaware)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 25% equity)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors Approx. 59.155% Equity)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 19 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 20 Funding Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Flatiron CLO 21 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron RR CLO 22 LLC.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 23 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 23 LLC	(Delaware)
Flatiron RR CLO 24 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron RR LLC, Manager Series (Delaware Series LLC)	(Delaware)	(Series A)
Flatiron RR LLC, Retention Series (Delaware Series LLC)	(Delaware)	(Series B)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
REEP-HOS Salisbury Square TAF LLC	(Delaware)	(inactive)
REEP-DRP Salisbury Square Hotel Tab JV LLC	(Delaware)	(inactive)
Salisbury Square Hotel LLC	(Delaware)	(inactive)
REEP-MF Salisbury Square Tower One TAF LLC	(Delaware)	(NYLIC: 95.5%; NYLIAC: 0.5%)
REEP-DRP Salisbury Square Tower One TAB JV LLC	(Delaware)	(LLC: 80%)
Salisbury Square Tower One LLC	(Delaware)
REEP-MF Salisbury Square Tower Two TAF LLC	(Delaware)	(inactive)
REEP-DRP Salisbury Square Tower Two TAB JV LLC	(Delaware)	(inactive)
REEP-MF Salisbury Square TAF LLC	(Delaware)	(inactive)
REEP-DRP Salisbury Square Residential TAB JV LLC	(Delaware)	(inactive)
Salisbury Square Residential LLC	(Delaware)	(inactive)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-IND MCP WEST NC LLC	(Delaware)
Cumberland Properties LLC	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Bay Avenue Urban Renewal LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summit Ridge CO LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC 2300 Empire LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(100%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-MF ART TOWER OR LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)
REEP-OFC Mass Ave MA LLC	(Delaware)
REEP-MF FARMINGTON IL LLC	(Delaware)
REEP-MARQUETTE FARMINGTON JV LLC	(Delaware)	(90%)
REEP-MARQUETTE FARMINGTON OWNER LLC	(Delaware)
REEP-MF BELLVUE STATION WA LLC	(Delaware)
REEP-LP BELLVUE STATION JV LLC	(Delaware)	(86.15%)
REEP-HINE ENCLAVE POINT AZ LLC	(Delaware)
REEP-HINES ENCLAVE POINT JV LLC	(Delaware)	(50%)
REEP-MF WILDHORSE RANCH TX LLC	(Delaware)
REEP-WP-WILDHORSE RANCH JV LLC	(Delaware)
REEP-IND ROMULUS MI LLC	(Delaware)
REEP-NPD ROMULUS JV LLC		(87.14%)
REEP-MF SOUTH MAIN TX LLC	(Delaware)	(100%)
REEP-AO SOUTH MAIN JV LLC	(Delaware)	(99.99%)
REEP-AO SOUTH MAIN OWNER LLC	(Delaware)	(100%)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)
REEP-1250 Forest LLC	(Delaware)
REEP-HZ SPENCER LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FRANKLIN MA HOLDER LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP- IND MCP II NC LLC	(Delaware)
REEP- IND MCP III NC LLC	(Delaware)
REEP- IND MCP IV NC LLC	(Delaware)
REEP- IND MCP V NC LLC	(Delaware)
REEP- IND MCP VII NC LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-INC MCP West NC LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND STANFORD COURT LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF One City Center NC LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-MF STEWART AZ OLDER LLC	(Delaware)
REEP-MF STEWART AZ	(Delaware)
REEP-OFC Aspect OR LLC	(Delaware)	(NYLIC: 37%, NYLIAC: 63%)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC Financial Center FL LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-MF Park-Line FL LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-RTL NPM GA LLC	(Delaware)
REEP-OFC 515 Post Oak TX LLC	(Delaware)	(NYLIC: 65%, NYLIAC: 35%)
REEP-RTL DTC VA LLC	(Delaware)	(NYLIC: 39%, NYLIAC: 61%)
REEP-RTL DTC-S VA LLC	(Delaware)	(NYLIC: 37%, NYLIAC: 63%)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Enclave CAF, LLC	(Delaware)
Summit Ridge Apartments, LLC (Delaware)	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
NYLIC HKP MEMBER LLC	(Delaware)	(NYLIC-MM: 67.974%; NYLIAC-IM: 32.026%)
NYLIC HKP VENTURE LLC	(Delaware)	(51%)
NYLIC HKP REIT LLC	(Delaware)	(51%)
New York Life Funding	(Cayman Islands)[6]
New York Life Global Funding	(Delaware)[6]
Government Energy Savings Trust 2003-A (GEST)	(New York)[7]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[7]
NYLARC Holding Company Inc.	(Arizona)[6]
New York Life Agents Reinsurance Company	(Arizona)[6]
JREP Fund Holdings I, L.P.	(Cayman Islands)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Islands)	(30.3%)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
REEP-IMPIC OFC PROMINENCE ATLANTA LLC	Delaware
REEP-IMPIC OFC 24th CAMELBACK AZ LLC	Delaware
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
Skyhigh SPV Note Issuer 2020 Parent Trust	(Delaware)[7]
Skyhigh SPV Note Issuer 2020 LLC	(Delaware)[7]
Sol Invictus Note Issuer 2021-1 LLC	(Delaware)
Veritas Doctrina Note Issuer SPV LLC	(Delaware)

(+)By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.
(*)
Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.
(†)
New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1
NYL Cayman Holdings Ltd. owns 15.62%.
2
NYL Worldwide Capital Investment LLC owns 0.002%.
3
NYLIC owns 0.00%, NYLIAC owns 0.00%, and MacKay owns .07% for a total ownership of .07%.
4
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6
Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
7
Control is through financial interest or investment management contract, not ownership of voting interests.

ITEM 30. INDEMNIFICATION
Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.
Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Item 27 Exhibit (f)(2)(b) hereto) for the full text of the indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS
(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:
NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I
NYLIAC Variable Universal Life Separate Account-I
NYLIAC MFA Separate Account-I
NYLIAC MFA Separate Account-II
NYLIAC Variable Annuity Separate Account-I
NYLIAC Variable Annuity Separate Account-II
NYLIAC Variable Annuity Separate Account-IV
NYLIAC VLI Separate Account
Mainstay Funds Trust
The MainStay Funds
MainStay VP Funds Trust
(b) Management. The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.
Names of Directors & Officers:	Positions & Offices with Underwriter:
McLean, John (Jac)	Chairman & Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Francis Michael	Manager & Senior Vice President
Lehneis, Kirk C.	Manager & Senior Managing Director
Cruz, David	Senior Vice President, Institutional Life
Huang, Dylan W.	Senior Vice President, Retail Annuities
Virendra, Sonali	Senior Vice President, US Life & Agency
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Stringer, Christopher R.	Senior Managing Director, Apogem Capital Institutional Sales
Barrack, Robert M.	Managing Director, Apogem Capital Institutional Sales
Sell, David S.	Managing Director, NYL Investors
Bain, Karen A.	Vice President, Tax
Gamble, Michael	Vice President, Institutional Life
Gomez, Mark A.	Vice President & General Counsel
Kuhl-Sarrubbo, Amanda L.	Senior Vice President, Retail Life
Rubin, Janis C.	Vice President, Institutional Life
Wickwire, Brian D.	Vice President, Controller & Chief Operating Officer
Meade, Colleen A.	Associate General Counsel & Secretary
Howard, Linda M.	Corporate Vice President, Chief Compliance Officer, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
(c) Compensation from the Registrant.
Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, New York, New York 10010; New York Life – Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and New York Life Investment Management LLC, State Street Bank KC, 1100 Main Street, Kansas City, Missouri 64105.

ITEM 33. MANAGEMENT SERVICES – Not applicable.
ITEM 34. FEE REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES
New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of the NYLIAC Variable Annuity Separate Account-III, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.
SECTION 403(b) REPRESENTATIONS
Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on April 7, 2023.
NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT – III (Registrant)
By:	/s/ Matthew Williams Name: Matthew Williams Title: Vice President
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)
By:	/s/ Matthew Williams Name: Matthew Williams Title: Vice President
As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.
Craig L. DeSanto*	Chairman of the Board, Chief Executive Officer, President & Director (Principal Executive Officer)
Elizabeth K. Brill*	Director
Alexander I. M. Cook*	Director
Eric M. Feldstein*	Director & Chief Financial Officer (Principal Financial Officer)
Robert M. Gardner*	Director & Controller (Principal Accounting Officer)
Francis M. Harte*	Director
Thomas A. Hendry*	Director
Jodi L. Kravitz*	Director
Mark J. Madgett*	Director
Anthony R. Malloy*	Director
Amy Miller*	Director
Matthew D. Wion*	Director

By:	/s/ Matthew Williams Matthew Williams Attorney-in-Fact
April 7, 2023

*Pursuant to Powers of Attorney - Previously filed on 4/8/2022.

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION
(k)(1)	Opinion and Consent of Charles A. Whites, Jr., Esq.
(l)(1)	Consent of PricewaterhouseCoopers LLP